UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-05085

Capital Income Builder
(Exact Name of Registrant as Specified in Charter)

333 South Hope Street
Los Angeles, California 90071
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: October 31

Date of reporting period: October 31, 2011

Vincent P. Corti
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071
(Name and Address of Agent for Service)

Copies to:
Kathryn A. Sanders
O’Melveny & Myers LLP
400 South Hope Street, 10th Floor
Los Angeles, California 90071
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

Capital Income Builder®

[photo of a tree - grass-covered hills in the background]

Special feature

Investing in a volatile world

▶ See page 6

Annual report for the year ended October 31, 2011

Capital Income Builder seeks to provide a level of current income that exceeds the average yield on U.S. stocks generally and a growing stream of income over the years. Growth of capital is a secondary objective.

This fund is one of the 33 American Funds. American Funds is one of the nation’s largest mutual fund families. For 80 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2011 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years
Reflecting 5.75% maximum sales charge	–5.70%	–0.04%	5.82%

The total annual fund operating expense ratio is 0.61% for Class A shares as of the prospectus dated January 1, 2012 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 28 and 29 for details.

The fund’s 30-day yield for Class A shares as of November 30, 2011, reflecting the 5.75% maximum sales charge and calculated in accordance with the U.S. Securities and Exchange Commission formula, was 3.39%.

Results for other share classes can be found on page 34.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Investing outside the United States may be subject to additional risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. See the prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Fellow investors:

Turmoil in the global economy roiled markets during the latter half of Capital Income Builder’s most recent fiscal year, though the fund achieved a positive total return on the strength of growing dividend income.

For the 12 months ended October 31, 2011, the fund’s dividend yield as calculated by Lipper was 4.23%. That’s more than the 2.03% yield posted by Standard & Poor’s 500 Composite Index, which is unmanaged and has no expenses. The fund’s yield also surpassed the 2.87% average yield of the over 550 income funds tracked by Lipper.

In terms of total return, Capital Income Builder gained 2.8% for the period. By way of comparison, the S&P 500 climbed 8.1%, while the fund’s peer group, the Lipper Income Funds Average, rose 3.5%. The unmanaged MSCI EAFE Index, which measures developed markets outside North America, fell 3.6% on a total return basis. The fund has surpassed both the S&P 500 and its peer group measure over periods of 10 years or longer.

Growth of income

With major global companies enjoying high earnings and margins, dividend payments grew steadily during the period, allowing the fund to grow its own dividend payments for four consecutive quarters.

Investors received a dividend of 45.5 cents a share, as well as a special dividend of 23.5 cents a share, in December 2010. Dividend payments of 46, 46.5 and 47 cents a share followed in March, June and September, respectively. The board of trustees has approved a dividend payment of 47.5 cents a share this December, as well as a special dividend that has yet to be finalized as of this writing.

Growing income for investors has always been the primary goal of Capital Income Builder, and while there are ongoing challenges facing the global economy and the companies that generate dividends for the fund, we are cautiously optimistic that we will be able to continue to increase our dividend on a regular basis.

[Begin Sidebar]
Results at a glance
For periods ended October 31, 2011, with all distributions reinvested

	Total returns	Average annual total returns
				Lifetime
	1 year	5 years	10 years	(since 7/30/87)
Capital Income Builder (Class A shares)	2.79%	1.60%	6.92%	9.58%
Standard & Poor’s 500 Composite Index*	8.07	0.25	3.69	8.24
Lipper Income Funds Average	3.46	3.01	4.64	8.24
Consumer Price Index (inflation)†	3.53	2.33	2.45	2.88

*The index is unmanaged and, therefore, has no expenses.
†Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
[End Sidebar]

[photo of grass-covered hills]
[Begin Sidebar]
In this report

Special feature

6	Investing in a volatile world
Capital Income Builder seeks to provide investors with growing dividend income, which historically has helped mitigate market volatility.

Contents

1	Letter to investors

4	The value of a long-term perspective

12	Summary investment
portfolio

17	Financial statements

35	Board of trustees and
other officers
[End Sidebar]

Our investment landscape

The stock market rally that began in March 2009 started to show signs of weakness in May 2011. In the United States, bleak economic and unemployment numbers were compounded by growing concerns around escalating government debt levels across the world, particularly in Europe.

In the U.S., political rancor surrounding the debt ceiling debate led Standard & Poor’s to downgrade the nation’s credit rating on August 5, prompting additional selloffs in equities and further compressing already low U.S. Treasury yields. In addition, the financial crisis in Europe continued to plague equity markets worldwide as protracted negotiations over Greek and Italian debt drained investor confidence.

While U.S. economic growth remains sluggish, some nations in Europe are already in recession, and the fate of the shared euro currency has been cast into doubt. The Federal Reserve’s benchmark lending rate remains historically low, while the European Central Bank recently reversed course and cut its benchmark rate as well.

Despite these issues, corporate profits remain strong, and many U.S., Asian and European businesses continue to generate growing dividends. We’ve seen unusually high yields in Europe, though this is due in part to price declines as investors unload their equity positions. Yet other companies — chiefly those participating in global markets — have managed to increase dividends and weather the crisis to date.

The fund’s holdings

As always, Capital Income Builder’s investment professionals seek out companies they believe are able to sustain and grow their dividends, no matter the geographic region or market sector. The fund’s portfolio counselors and analysts carefully research each potential investment, looking for healthy balance sheets and the potential for both dividend increases and capital appreciation over time.

Consumer staples, a sector widely considered to be resistant to economic downswings, remained the fund’s largest concentration of equity holdings at 13.7% as of October 31, up from 11.8% a year ago. Financials stand at 8.3%, down from 10.2% in the previous 12 months — no doubt a reflection of price declines and investor flight from the sector in the latter half of the year. At 10.0% of the portfolio, telecommunications continues to be strong, both in capital appreciation and dividend growth.

[Begin Sidebar]
Capital Income Builder’s annual dividends compared with inflation (dividends as declared and adjusted for reinvested capital gains)

[begin bar/line chart]
	Dividend	Special dividend	Additional income earned on initial shares if capital gain distributions were reinvested	Inflation = Consumer Price Index (through October 2011)
	22.00
Oct-87	22.00
Oct-88	115.00			100.0
Oct-89	123.00			104.5
Oct-90	133.00			111.1
Oct-91	141.00			114.3
Oct-92	149.00		0.90	118.0
Oct-93	157.00		1.73	121.2
Oct-94	165.00		2.35	124.4
Oct-95	173.00		2.99	127.9
Oct-96	181.00		5.17	131.7
Oct-97	187.50		8.68	134.4
Oct-98	193.50		15.11	136.4
Oct-99	195.00		26.57	139.9
Oct-00	199.50		36.97	144.8
Oct-01	207.00		44.63	147.8
Oct-02	205.50		50.67	150.8
Oct-03	202.50		54.06	153.9
Oct-04	180.50		49.59	158.8
Oct-05	185.50		54.27	165.7
Oct-06	191.50	25.00	91.97	167.9
Oct-07	199.00	30.00	105.89	173.8
Oct-08	208.50	55.00	152.78	180.2
Oct-09	187.50	45.00	136.14	179.8
Oct-10	177.00	16.50	92.35	182.0
Oct-11	185.00	23.50	105.23	188.4
[end bar/line chart]

Fiscal years ended October 31

*Not a full fiscal year.
 [End Sidebar]

While largely avoiding financials, the fund has found consistent dividend growth and robust balance sheets in the service, consumer staples, utilities and telecom sectors. U.S. stocks represent just under 33% of the total portfolio, with European equities following at nearly 22%. Companies in Asia and elsewhere contribute about 15%.

Nine of the fund’s top 10 holdings produced positive returns for the fiscal year. Philip Morris International, the largest position in that group, gained 19.4% and had a dividend yield of 4.4%. Pharmaceutical firm Novartis was down 2.6%, but nonetheless realized a yield of 3.8%. The fund’s best performer, construction and services company Interserve, rose 64.6% for the period while yielding 5.6%.

The bond portfolio (some 24% of the fund’s overall holdings) continued to provide a foundation of income in spite of stubbornly low yields. While it did not generate as much income as most dividend-yielding stocks, it helped total return through price appreciation.

[Begin Sidebar]
Largest equity holdings
(as of October 31, 2011)

Company	Percent of net assets

Philip Morris International	3.4%
Altria	2.5
Royal Dutch Shell	2.4
AT&T	2.2
Novartis	1.8
ConocoPhillips	1.6
Verizon	1.5
SSE	1.5
Kraft Foods	1.4
Abbott Laboratories	1.2
[End Sidebar]

Looking ahead

The outlook for the global economy remains harsh. Should the situation in Europe continue to deteriorate, much of the continent could tip back into recession, and the future of the shared single currency would be in doubt. These events would likely dampen economic growth throughout the world. However, if an agreement is reached that would include the adoption of austerity measures and the preservation of the euro in some form, the markets could rally. The U.S. continues to struggle with its own financial and unemployment woes, and remains vulnerable to the events in Europe.

In any case, Capital Income Builder’s investment objective ensures that the fund’s portfolio counselors and investment analysts will continue to seek out companies capable of growing their dividends. Keep in mind that businesses in a position to increase their dividends are likely to be building their revenues and profits as well.

[Begin Sidebar]
A lifetime of income generated (Capital Income Builder’s 12-month yields versus its benchmarks — years ended October 31)

[begin line chart]
date	Capital Income Builder	Lipper Income Funds Average	S&P 500

10/31/88	5.08	6.87	3.29
04/30/89	5.02	7.00	3.27
10/31/89	4.91	6.98	3.21
04/30/90	5.27	7.65	3.47
10/31/90	5.69	8.23	3.91
04/30/91	4.93	7.29	3.25
10/31/91	4.92	6.83	3.09
04/30/92	4.79	6.47	2.93
10/31/92	4.84	6.47	2.95
04/30/93	4.74	5.61	2.83
10/31/93	4.56	4.77	2.68
04/30/94	4.98	4.76	2.82
10/31/94	5.05	4.67	2.76
04/30/95	5.07	4.82	2.59
10/31/95	4.77	4.46	2.35
04/30/96	4.71	4.34	2.17
10/31/96	4.56	4.31	2.10
04/30/97	4.38	4.24	1.89
10/31/97	4.06	4.00	1.68
04/30/98	3.79	3.99	1.44
10/31/98	4.00	4.11	1.48
04/30/99	3.96	3.80	1.23
10/31/99	4.34	4.03	1.22
04/30/00	4.69	4.26	1.15
10/31/00	4.57	4.34	1.15
04/30/01	4.47	4.29	1.27
10/31/01	4.73	4.32	1.49
04/30/02	4.52	3.51	1.46
10/31/02	5.05	3.58	1.81
04/30/03	4.83	3.22	1.79
10/31/03	4.48	2.81	1.61
04/30/04	4.01	2.60	1.64
10/31/04	3.55	2.40	1.68
04/30/05	3.50	2.36	1.76
10/31/05	3.53	2.44	1.77
04/30/06	3.75	2.61	1.76
10/31/06	3.61	2.86	1.76
04/30/07	3.48	2.97	1.71
10/31/07	3.34	3.12	1.76
04/30/08	4.27	3.74	2.05
10/31/08	6.23	4.55	2.99
04/30/09	6.25	4.43	3.10
10/31/09	5.01	3.56	2.26
04/30/10	4.04	2.90	1.83
10/31/10	3.87	2.81	1.90
04/30/11	3.86	2.73	1.74
10/31/11	4.23	2.87	2.03
[end line chart]
All numbers calculated by Lipper.
[End Sidebar]

Going forward, we believe that investing in dividend-growing companies will gain traction in the larger marketplace. This could not only aid in capital appreciation for our holdings, but also prompt more companies to adopt a dividend culture that would benefit investors.

We also believe that our investment philosophy can aid the fund in mitigating the volatility that has plagued global equity markets of late. For more on this subject, please turn to the feature on page 6.

We appreciate your continued trust and look forward to reporting to you again in six months.

Cordially,

/s/ James B. Lovelace

James B. Lovelace
Vice Chairman of the Board

/s/ Joyce E. Gordon

Joyce E. Gordon
President

December 8, 2011

For current information about the fund, visit americanfunds.com.

[Begin Sidebar]
We are deeply saddened by the loss of Jon B. Lovelace, founding chairman emeritus of Capital Income Builder, former portfolio counselor and chairman emeritus of Capital Research and Management Company, and former chairman of The Capital Group Companies.

Nearly every aspect of the Capital Group bears some stamp of Jon’s leadership and service from 1951 until 2005. He was one of the principal architects of our Multiple Portfolio Counselor System, an early proponent of international investing, the founder of New Perspective Fund and Capital Income Builder, and a standard-bearer of the Capital Group’s mission to serve investors.

Though he never sought the spotlight, his accomplishments in life, work and philanthropy will long be remembered.
[End Sidebar]

The value of a long-term perspective

How a $10,000 investment has grown over the fund’s lifetime

Average annual total returns based on a $1,000 investment (for periods ended October 31, 2011)*

	1 year	5 years	10 years
Class A shares	–3.11%	0.40%	6.29%

*Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 28 and 29 for details.

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

[begin mountain chart]
date	Capital Income Builder with dividends reinvested	Capital Income Builder excluding dividends	Standard & Poor’s 500 Composite Index with dividends reinvested2	Lipper Income Funds Average3

7/30/1987	$9,425	$9,425	$10,000	$10,000
10/31/1987	$8,990	$8,842	$7,995	$9,269
10/31/1988	$10,093	$9,429	$9,175	$10,578
10/31/1989	$11,782	$10,438	$11,592	$12,113
10/31/1990	$11,590	$9,738	$10,725	$11,300
10/31/1991	$14,973	$11,946	$14,309	$14,579
10/31/1992	$16,989	$12,925	$15,733	$16,362
10/31/1993	$19,973	$14,509	$18,079	$19,726
10/31/1994	$20,066	$13,824	$18,776	$19,300
10/31/1995	$23,478	$15,392	$23,735	$22,374
10/31/1996	$27,409	$17,077	$29,450	$25,613
10/31/1997	$33,748	$20,207	$38,904	$30,545
10/31/1998	$38,238	$21,932	$47,459	$33,325
10/31/1999	$39,199	$21,584	$59,638	$34,530
10/31/2000	$41,384	$21,776	$63,265	$36,816
10/31/2001	$44,438	$22,308	$47,519	$38,387
10/31/2002	$44,507	$21,313	$40,345	$37,312
10/31/2003	$52,484	$23,999	$48,732	$44,686
10/31/2004	$61,253	$26,992	$53,318	$49,883
10/31/2005	$66,822	$28,452	$57,965	$52,981
10/31/2006	$80,172	$32,841	$67,429	$60,448
10/31/2007	$96,940	$38,317	$77,241	$67,674
10/31/2008	$65,078	$24,537	$49,372	$48,513
10/31/2009	$75,135	$26,941	$54,210	$56,657
10/31/2010	$84,399	$29,054	$63,174	$64,631
10/31/2011	$86,759	$28,641	$68,270	$68,232
[end mountain chart]

Year ended October 31	1987	4	1988	1989	1990	1991	1992	1993

Total value
Dividends reinvested5	$92		494	556	633	708	792	880

Value at year-end1,5	$8,990		10,093	11,782	11,590	14,973	16,989	19,973

CIB total return	(10.1)%		12.3	16.7	(1.6)	29.3	13.5	17.6

Year ended October 31	1994		1995	1996	1997	1998	1999	2000

Total value
Dividends reinvested5	974		1,079	1,200	1,324	1,468	1,624	1,809

Value at year-end1,5	20,066		23,478	27,409	33,748	38,238	39,199	41,384

CIB total return	0.5		17.0	16.8	23.2	13.3	2.5	5.6

Year ended October 31	2001		2002	2003	2004	2005	2006	2007

Total value
Dividends reinvested5	2,017		2,152	2,261	2,117	2,288	2,805	3,134

Value at year-end1,5	44,438		44,507	52,484	61,253	66,822	80,172	96,940

CIB total return	7.4		0.2	17.9	16.7	9.1	20.0	20.9

Year ended October 31	2008		2009	2010	2011

Total value
Dividends reinvested5	3,858		3,633	3,181	3,571

Value at year-end1,5	65,078		75,135	84,399	86,759

CIB total return	(32.9)		15.4	12.3	2.8

Average annual total return for fund’s lifetime 9.32%

1As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.

2The index is unmanaged and, therefore, has no expenses.
3Results of the average do not reflect any sales charges.
4For the period July 30, 1987 (when the fund began operations), through October 31, 1987.

5Prior to January 1, 2009, dividends from net investment income were declared daily and paid to shareholders quarterly. As of January 1, 2009, the fund began declaring and distributing dividends on a periodic basis. Dividends reinvested reflect quarterly dividends actually paid during the period, while year-end values are adjusted for cumulative dividends accrued but not yet paid.

The results shown are before taxes on fund distributions and sale of fund shares.

Investing in a volatile world

[photo of a tree]
Capital Income Builder seeks to provide investors with growing dividend income, which historically has helped mitigate market volatility.

Capital Income Builder’s fiscal year, which ended October 31, was the most volatile since 2008. During the past 12 months, the unmanaged Standard & Poor’s 500 Composite Index — widely considered a benchmark for the U.S. equity market — rose or fell at least 1% in a single day 83 times. It moved at least 2% in a day 29 times and 3% or more 10 times.

Yet the fund weathered this difficult environment while experiencing less volatility than the market in general.

“We invest to provide growing dividend income for our shareholders and, ideally, to increase the value of the portfolio — not to combat volatility,” asserts fund vice chairman Jim Lovelace. “That said, the fund is managed in a way that doesn’t lend itself to the level of turmoil that can be found in the overall market.”

A number of factors combine to create a buffer. They include the structure of the fund, the diversity of its portfolio, the effect of income on total return and the nature of dividend-paying stocks.

The fund’s structure

Currently, bond holdings make up roughly 24% of Capital Income Builder’s total portfolio. Bonds have always played an integral role in producing income for the fund’s investors, and their presence can provide a degree of protection during tumultuous market periods.

“When stocks have been volatile, the bond portion of the portfolio has mitigated some of the volatility due to its lower correlation with the stock market,” says David Hoag, a fixed-income counselor on the fund. “That’s been proven over the last few years. High-quality bonds can act as shock absorbers to some extent.”

Over the past 12 months, the fund’s fixed-income holdings have decreased slightly within the portfolio. With U.S. Treasury yields near historic lows, dividends from equities offer a measure of income. However, there’s still enough in the bond portfolio to offset market dislocations to a degree.

“Bond yields have fallen dramatically. At the same time we are seeing dividend yields rise as the stock markets have weakened. When our bond counselors and analysts tell us they’re having difficulty finding decent yields, we can shift assets from fixed income to the equity counselors,” explains fund president Joyce Gordon. “This is not really tactical asset allocation, we are just responding to what we are hearing. It works in both directions. When equity markets are rising and the yields are getting skinny, we can shift funds to the fixed-income area. This can help temper the impact of the next downswing.”

[photo of grass-covered hills]
[Begin Pull Quote]
“Income is a net positive. It never goes down in price. It may be harder to produce in some market environments, but it’s never a negative to the fund’s return.”
— Jim Lovelace
[End Pull Quote]

Equity portfolio counselors will occasionally invest in bonds as well. For example, David Riley currently has roughly 20% of his portfolio holdings in fixed income, including Treasuries, sovereign bonds from Germany and the Netherlands, and high-quality corporate instruments.

“I tend to be a bit more pessimistic about the global economy, and I use my bonds defensively,” he admits.

The nature of dividend-paying stocks

The fund’s objective is to grow current income. To that end, it invests primarily in companies with above-average yields positioned to increase their dividends over time. As it happens, these companies are more likely to maintain their share price, which helps buoy the fund in difficult market environments.

“In general, it’s the large, established companies that can build their dividends,” notes portfolio counselor Brad Vogt. “To do that, they need to have dependable revenue streams. A lot of the companies I invest in are subscription based, meaning their customers pay regularly for a service. Ideally, with steady, growing revenues come steady, growing dividends.”

Brad points to holdings such as Kinder Morgan, a natural gas pipeline company that charges others for using its infrastructure, allowing it to participate in the growth of natural gas usage without seeing the fluctuation in commodity prices that producers would experience. Utilities and wireless firms are other good examples, he says, and there are many small- and mid-capitalization companies with higher-than-average dividends that fit the bill, not just large caps.

No matter the company, however, the fund’s investment professionals feel that a company’s ability to increase its dividend reflects a strong level of discipline — another attractive quality that is often rewarded by the market.

“For companies to pay out larger portions of their earnings in the form of dividends, they have to operate very efficiently, because they don’t have access to the total cash being generated,” states portfolio counselor Tim Armour. “I think this makes them that much more prudent with regard to how they invest in their business over time.”

Then too when markets falter, dividend-paying stocks tend to lose less value than others, as investors seek holdings that will deliver returns through income rather than price appreciation.

“Companies that have a fairly high dividend yield tend to be cushioned when the market starts falling,” Joyce adds. “In addition, if you have companies actively growing their dividends, they tend to be well capitalized and in a better position to weather the downturn. That makes them pretty appealing overall.”

[photo of grass-covered hills]
Income’s effect on total return

The fund’s income, in and of itself, is a safeguard against severe market turbulence. The more income the fund generates, the greater the total return will be in a decline.

“Income is a net positive. It never goes down in price,” Jim says. “It may be harder to produce in some market environments, but it’s never a negative to the fund’s return.”

The fund’s equity dividends, as well as the yields from its bond holdings, are added directly to the fund’s capital appreciation in order to calculate the total return shown in the front of this report. Without this combination of dividends and yield, the fund’s return would more closely mirror that of the overall equity markets.

“Income really isn’t glamorous, but it works,” Tim affirms. “If you have a portfolio yielding 4% — all other things being equal — you can assume a 4% return, which is better than companies with no yield. Dividends can provide downside protection, which is really what we’re talking about when we talk about volatility.”

Sector and geographic diversification

As we’ve mentioned, the bond portfolio provides a degree of diversification to the fund. The same can be said of the stocks within the equity portfolio. Up to 50% of the fund’s assets can be invested in the securities of issuers domiciled outside the United States, and the portfolio counselors have taken full advantage of this in their search for dividend income.

“Capital Income Builder is fully committed to a global approach, because it gives us the flexibility to follow the dividends — wherever they may be,” Jim continues. “Thus you’re seeing stocks from Europe, Asia and emerging markets in this fund, and these are all companies we believe will continue to grow their dividends over time.” This flexibility is particularly helpful in the midst of market uncertainty.

In spite of the severe sovereign debt crisis, portfolio counselors are finding opportunities in Europe, especially in companies that have a long reach and draw their revenues from around the world.

“There are areas that require caution, certainly the financial sector,” states David Riley, “but overall, a lot of European businesses were already stress-tested in 2008. Obviously you have to be extremely cautious, but opportunities do exist there — and in Asia as well.”

“I think you’ll see dividend stocks in Europe hold up somewhat better than others,” Jim adds. “After the emerging markets crisis in 1998, a number of countries began to develop a dividend culture. Dividends tend to make a stock more attractive, and I think European companies will develop that even more as time goes on.”

[photo of a tree on a hilltop]
[Begin Pull Quote]
“If you have companies actively growing their dividends, they tend to be well capitalized and in a better position to weather the downturn.”
— Joyce Gordon
[End Pull Quote]

Multiple perspectives

The portfolio counselors who manage the fund bring a great deal of experience to the table. Their backgrounds and philosophies may vary, but when choosing investments, they each put their best ideas into practice.

“Each of us looks at the market a little differently,” Jim concludes. “That said, we all want to find dividend-paying companies, which are, I believe, inherently more stable. So combining these perspectives — and with income providing a foundation — we have tended to weather things better than the market as a whole.”

Even though the fund’s objective doesn’t say anything about it, lower-than-average volatility has been a hallmark of Capital Income Builder since its inception in 1987. This is largely attributable to the fund’s structure, philosophies and investment goals. The portfolio counselors keep that well in mind when investing.

“We all remember 2008, and we don’t want to see anything like that happen again,” David Riley reflects. “I don’t ever let myself forget that this is someone’s retirement fund or savings. I know a fund with less volatility will provide investors with a better night’s sleep.” ■

Higher return, lower volatility

[photo of a grass-covered hills]
The past decade has been quite volatile, with the S&P 500 reaching record highs and experiencing a historic downturn. Yet as you can see here, Capital Income Builder achieved a stronger 10-year annualized total return than the S&P 500, as well as the unmanaged MSCI EAFE Index, which measures developed markets outside North America. And it’s done so while posting a lower standard deviation, the most common measure of volatility. The Lipper Income Funds Index had lower volatility during the past decade but also produced lower returns, likely due to the greater percentage of bonds held by the components of the index.

For the 10-year period ended October 31, 2011.

[begin scatter chart]
	Average annual total return	Standard Deviation

Capital Income Builder	6.92%	11.04
S&P 500*	3.69%	16.01
MSCI EAFE*	6.19%	18.62
Lipper Income Funds	4.92%	7.48
[end scatter chart]
*The indexes are unmanaged and, therefore, have no expenses.

Volatility is calculated at net asset value by Lipper using annualized standard deviation (based on monthly returns), a measure of how returns have varied from the mean; a lower number signifies lower volatility.

Fund results shown are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Summary investment portfolio  October 31, 2011

The following summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings.  See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

[begin pie chart]
Industry sector diversification	(percent of net assets)
Consumer staples	13.73%
Telecommunication services	10.02
Utilities	9.03
Financials	8.28
Energy	6.74
Convertible securities & preferred stocks	0.27
Other industries	22.13
Bonds & notes	23.84
Short-term securities & other assets less liabilities	5.96
[end pie chart]

Country Diversification	(percent of net assets)
United States	53.0
United Kingdom	11.0
Euro zone*	7.7
Australia	3.7
Switzerland	3.1
Singapore	3.0
Taiwan	2.2
Canada	2.1
Hong Kong	1.6
Brazil	1.2
China	1.0
Russian Federation	0.6
Other countries	3.8
Short-term securities & other assets less liabilities	6.0
Total	100.0

			Percent
		Value	of net
Common stocks - 69.93%	Shares	(000)	assets

Consumer staples - 13.73%
Philip Morris International Inc.	36,200,800	$2,529,350	3.40%
Altria Group, Inc.	67,233,100	1,852,272	2.49
Kraft Foods Inc., Class A	28,614,500	1,006,658	1.35
PepsiCo, Inc.	9,758,700	614,310	.83
Lorillard, Inc.	5,486,000	607,081	.82
British American Tobacco PLC (1)	12,945,100	592,397	.80
ConAgra Foods, Inc.	18,708,000	473,874	.64
Diageo PLC (1)	22,686,300	469,912	.63
Nestlé SA (1)	7,980,000	461,800	.62
Wesfarmers Ltd. (1)	9,421,573	316,932	.43
Other securities		1,281,427	1.72
		10,206,013	13.73

Telecommunication services - 10.02%
AT&T Inc.	56,926,230	1,668,508	2.25
Verizon Communications Inc.	29,283,300	1,082,896	1.46
Singapore Telecommunications Ltd. (1)	335,831,500	850,653	1.14
Koninklijke KPN NV (1)	41,254,549	539,030	.73
BCE Inc. (CAD denominated)	10,923,000	432,975
BCE Inc.	700,000	27,727	.62
Vodafone Group PLC (1)	165,395,000	458,687	.62
CenturyLink, Inc.	11,029,840	388,912	.52
Other securities		1,993,958	2.68
		7,443,346	10.02

Utilities - 9.03%
SSE PLC (1) (2)	50,310,211	1,081,226	1.45
National Grid PLC (1)	83,992,412	831,929	1.12
GDF SUEZ (1)	24,703,320	695,632	.93
Dominion Resources, Inc.	11,636,980	600,352	.81
FirstEnergy Corp.	11,019,000	495,414	.67
Southern Co.	9,750,000	421,200	.57
Power Assets Holdings Ltd. (1)	44,868,000	342,272	.46
Other securities		2,244,870	3.02
		6,712,895	9.03

Financials - 8.28%
HCP, Inc.	11,320,500	451,122	.61
Link Real Estate Investment Trust (1) (2)	117,175,000	400,501	.54
HSBC Holdings PLC (Hong Kong) (1)	30,429,012	269,987
HSBC Holdings PLC (United Kingdom) (1)	9,731,535	84,922	.48
Westfield Group (1)	37,509,175	301,640	.41
Sampo Oyj, Class A (1)	10,374,801	284,631	.38
Fannie Mae (3)	12,458,206	3,077	.00
Freddie Mac (3)	5,300,000	1,325	.00
Other securities		4,353,101	5.86
		6,150,306	8.28

Energy - 6.74%
Royal Dutch Shell PLC, Class B (1)	37,490,889	1,345,447
Royal Dutch Shell PLC, Class B (ADR)	3,306,228	237,387
Royal Dutch Shell PLC, Class A (ADR)	2,755,000	195,357	2.39
ConocoPhillips	16,839,000	1,172,836	1.58
Eni SpA (1)	27,455,000	604,576	.82
Other securities		1,453,309	1.95
		5,008,912	6.74

Health care - 6.35%
Novartis AG (1)	23,281,000	1,315,204	1.77
Abbott Laboratories	16,870,000	908,787	1.22
Bristol-Myers Squibb Co.	18,814,300	594,344	.80
Merck & Co., Inc.	12,426,307	428,708	.58
GlaxoSmithKline PLC (1)	14,832,000	332,452	.45
Pfizer Inc	15,284,000	294,370	.40
Other securities		844,087	1.13
		4,717,952	6.35

Industrials - 4.00%
MAp Group (1) (2)	101,375,073	362,021	.49
Lockheed Martin Corp.	4,553,500	345,611	.46
Other securities		2,266,822	3.05
		2,974,454	4.00

Consumer discretionary - 3.42%
McDonald's Corp.	5,101,000	473,628	.64
Home Depot, Inc.	11,544,500	413,293	.56
Other securities		1,652,280	2.22
		2,539,201	3.42

Information technology - 3.25%
HTC Corp. (1)	18,151,973	403,637	.54
MediaTek Inc. (1)	28,005,774	294,140	.40
Other securities		1,713,938	2.31
		2,411,715	3.25

Materials - 1.83%
Amcor Ltd. (1)	42,943,530	314,669	.43
Other securities		1,042,523	1.40
		1,357,192	1.83

Miscellaneous - 3.28%
Other common stocks in initial period of acquisition		2,440,927	3.28

Total common stocks (cost: $49,234,183,000)		51,962,913	69.93

			Percent
		Value	of net
Preferred stocks - 0.07%	Shares	(000)	assets

Other - 0.07%
Other securities		52,998	.07

Total preferred stocks (cost: $51,746,000)		52,998	.07

			Percent
		Value	of net
Convertible securities - 0.20%	Shares	(000)	assets

Financials - 0.01%
Fannie Mae 5.375% convertible preferred 2032 (3)	240	1,560	.00
Other securities		1,835	.01
		3,395	.01

Other - 0.17%
Other securities
		130,661	.17

Miscellaneous - 0.02%
Other convertible securities in initial period of acquisition		15,408	.02

Total convertible securities (cost: $240,264,000)		149,464	.20

	Principal		Percent
	amount	Value	of net
Bonds & notes - 23.84%	(000)	(000)	assets

Mortgage-backed obligations (4) - 8.05%
Fannie Mae:
6.00% 2038	330,680	364,229
0%-7.50% 2012-2047 (5)	3,438,979	3,680,061	5.44
Freddie Mac 0%-6.50% 2019-2047 (5)	806,544	870,413	1.17
Other securities		1,068,623	1.44
		5,983,326	8.05

Bonds & notes of U.S. government & government agencies - 6.53%
U.S. Treasury:
4.75% 2041	521,340	684,582
0.125%-11.25% 2011-2041 (6)	2,471,974	2,958,774	4.90
Fannie Mae 2.50%-6.125% 2012-2016	461,420	483,016	.65
Federal Home Loan Bank 3.625%-5.75% 2012-2014	262,500	283,302	.38
Freddie Mac 3.00%-5.75% 2012-2016	169,580	180,687	.24
Other securities		263,862	.36
		4,854,223	6.53

Energy - 1.28%
Shell International Finance BV 3.10%-4.30% 2014-2019	26,350	28,429	.04
Other securities		919,850	1.24
		948,279	1.28

Telecommunication services - 0.71%
Verizon Global Funding Corp. 7.375% 2012	5,000	5,269
Verizon Communications Inc. 2.00%-8.75% 2013-2021	91,110	99,262	.14
SBC Communications Inc. 5.875% 2012	7,500	7,800
AT&T Inc. 2.40%-5.35% 2016-2040	39,200	40,983	.07
Singapore Telecommunications Ltd. 6.375% 2011 (7)	13,315	13,384	.02
Other securities		357,931	.48
		524,629	.71

Health care - 0.61%
Novartis Securities Investment Ltd. 5.125% 2019	26,000	30,682	.04
Other securities		423,720	.57
		454,402	.61

Consumer staples - 0.52%
Altria Group, Inc. 4.75%-9.70% 2018-2021	59,345	76,825	.10
Kraft Foods Inc. 2.625% 2013	2,555	2,609	.00
Other securities		307,493	.42
		386,927	.52

Utilities - 0.45%
National Grid PLC 6.30% 2016	20,725	23,890	.03
Other securities		307,755	.42
		331,645	.45

Other - 5.69%
Other securities		4,231,980	5.69

Total bonds & notes (cost: $16,980,385,000)		17,715,411	23.84

	Principal		Percent
	amount	Value	of net
Short-term securities - 6.99%	(000)	(000)	assets

Freddie Mac 0.09%-0.21% due 11/7/2011-8/14/2012	1,715,503	$1,714,864	2.31
Fannie Mae 0.10%-0.21% due 11/16/2011-9/10/2012	1,284,775	1,284,085	1.73
Federal Home Loan Bank 0.10%-0.33% due 12/5/2011-8/22/2012	725,385	725,025	.98
Coca-Cola Co. 0.07%-0.18% due 11/3-11/21/2011 (7)	312,960	312,949	.42
U.S. Treasury Bills 0.097%-0.256% due 11/17/2011-5/3/2012	51,900	51,893	.07
Other securities		1,101,207	1.48

Total short-term securities (cost: $5,189,055,000)		5,190,023	6.99

Total investment securities (cost: $71,695,633,000)		75,070,809	101.03
Other assets less liabilities		(767,288)	(1.03)

Net assets		$74,303,521	100.00%

As permitted by U.S. Securities and Exchange Commission regulations, "Miscellaneous" securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund's affiliated-company holdings is either shown in the summary investment portfolio or included in the value of "Other securities" under the respective industry sectors. Further details on such holdings and related transactions during the year ended October 31, 2011, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliates at 10/31/2011 (000)
SSE PLC (1)	45,330,500	4,979,711	-	50,310,211	$55,398	$1,081,226
Link Real Estate Investment Trust (1) (8)	41,780,000	75,395,000	-	117,175,000	11,175	400,501
MAp Group (1)	93,268,737	8,106,336	-	101,375,073	20,018	362,021
Elisa Oyj, Class A (1) (8)	7,550,000	1,927,450	-	9,477,450	14,682	199,271
RPM International, Inc.	8,340,000	-	-	8,340,000	7,047	187,400
Siliconware Precision Industries Co., Ltd. (1)	40,070,300	133,900,000	-	173,970,300	7,806	177,382
Fidelity National Financial, Inc.	12,279,900	-	1,000,000	11,279,900	6,511	174,162
William Hill PLC (1)	39,536,488	-	-	39,536,488	5,611	137,000
Ratchaburi Electricity Generating Holding PCL (1)	-	94,250,000	-	94,250,000	6,306	126,101
Ratchaburi Electricity Generating Holding PCL, nonvoting depository receipt	-	70,005,000	70,005,000	-	-	-
VTech Holdings Ltd. (1) (8)	11,864,000	1,590,000	-	13,454,000	10,240	124,058
Hays PLC (1)	89,115,828	2,150,000	1,290,699	89,975,129	8,173	113,741
Greene King PLC (1)	13,758,299	315,000	-	14,073,299	5,223	101,289
Electricity Generating PCL (1)	24,341,428	4,672,200	-	29,013,628	4,158	79,018
Electricity Generating PCL, nonvoting depository receipt	-	4,600,000	4,600,000	-	375	-
Mapletree Industrial Trust (1) (8)	14,000,000	88,600,000	17,847,000	84,753,000	3,532	77,974
Frasers Centrepoint Trust (1)	47,864,000	-	-	47,864,000	2,778	56,316
Astoria Financial Corp. (8)	3,000,000	3,405,000	-	6,405,000	2,414	53,162
CapitaRetail China Trust (1) (3)	40,550,000	2,995,000	-	43,545,000	-	40,703
Ekornes ASA (1)	1,980,425	-	-	1,980,425	2,749	40,508
Cache Logistics Trust (1)	41,000,000	-	-	41,000,000	2,838	32,090
Ascendas Real Estate Investment Trust (1) (9)	114,668,000	15,500,000	32,893,000	97,275,000	10,425	-
CapitaCommercial Trust (1) (9)	183,387,300	-	53,678,000	129,709,300	10,221	-
CenturyLink, Inc. (9)	19,526,027	4,360,512	12,856,699	11,029,840	51,855	-
Chimera Investment Corp. (9)	47,242,400	-	14,317,400	32,925,000	24,047	-
Colony Financial, Inc. (9)	750,000	-	-	750,000	990	-
FirstGroup PLC (1) (9)	31,300,000	-	13,251,834	18,048,166	10,945	-
Go-Ahead Group PLC (9)	2,465,000	330,000	2,795,000	-	2,352	-
OPAP SA (1) (9)	16,421,040	-	1,207,259	15,213,781	27,724	-
Singapore Post Private Ltd. (1) (9)	99,750,000	-	51,468,000	48,282,000	4,635	-
Starwood Property Trust, Inc. (9)	2,675,000	-	-	2,675,000	4,548	-
					$324,776	$3,563,923

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in "Miscellaneous" and "Other securities," was $24,784,105,000, which represented 33.36% of the net assets of the fund. This amount includes $24,557,363,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

(2) Represents an affiliated company as defined under the Investment Company Act of 1940.
(3) Security did not produce income during the last 12 months.
(4) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(5) Coupon rate may change periodically.
(6) Index-linked bond whose principal amount moves with a government price index.
(7) Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $3,016,705,000, which represented 4.06% of the net assets of the fund.

(8) This security was an unaffiliated issuer in its initial period of acquisition at 10/31/2010; it was not publicly disclosed.
(9) Unaffiliated issuer at 10/31/2011.

Key to abbreviations
ADR = American Depositary Receipts
CAD = Canadian dollars

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at October 31, 2011	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $68,526,036)	$71,506,886
Affiliated issuers (cost: $3,169,597)	3,563,923	$75,070,809
Cash denominated in currencies other than U.S. dollars
(cost: $4,527)		4,527
Cash		156
Receivables for:
Sales of investments	399,396
Sales of fund's shares	68,763
Dividends and interest	305,340	773,499
		75,848,991
Liabilities:
Unrealized depreciation on open forward currency contracts		306
Payables for:
Purchases of investments	1,387,144
Repurchases of fund's shares	106,131
Investment advisory services	12,967
Services provided by related parties	37,184
Trustees' deferred compensation	978
Other	760	1,545,164
Net assets at October 31, 2011		$74,303,521

Net assets consist of:
Capital paid in on shares of beneficial interest		$81,791,024
Undistributed net investment income		187,980
Accumulated net realized loss		(11,051,902)
Net unrealized appreciation		3,376,419
Net assets at October 31, 2011		$74,303,521

	(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) -
unlimited shares authorized (1,505,977 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share
Class A	$55,236,925	1,119,518	$49.34
Class B	2,105,429	42,655	49.36
Class C	7,187,387	145,684	49.34
Class F-1	2,731,114	55,347	49.35
Class F-2	1,492,319	30,255	49.32
Class 529-A	1,597,456	32,385	49.33
Class 529-B	110,228	2,234	49.34
Class 529-C	558,189	11,321	49.31
Class 529-E	69,124	1,401	49.33
Class 529-F-1	46,763	948	49.34
Class R-1	145,376	2,948	49.31
Class R-2	686,899	13,929	49.32
Class R-3	884,554	17,932	49.33
Class R-4	391,065	7,927	49.33
Class R-5	392,811	7,959	49.35
Class R-6	667,882	13,534	49.35

See Notes to Financial Statements

Statement of operations
for the year ended October 31, 2011	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $158,881;
also includes $324,776 from affiliates)	$2,677,914
Interest (net of non-U.S. taxes of $13)	712,976	$3,390,890

Fees and expenses*:
Investment advisory services	193,619
Distribution services	271,290
Transfer agent services	64,692
Administrative services	29,274
Reports to shareholders	3,484
Registration statement and prospectus	860
Trustees' compensation	514
Auditing and legal	181
Custodian	9,018
State and local taxes	585
Other	2,675	576,192
Net investment income		2,814,698

Net realized gain and unrealized depreciation
on investments, forward currency contracts and currency:
Net realized gain (loss) on:
Investments (net of non-U.S. taxes of $79; also includes $153,041 net gain from affiliates)	1,652,589
Forward currency contracts	110
Currency transactions	(12,848)	1,639,851
Net unrealized depreciation on:
Investments	(2,334,576)
Forward currency contracts	(306)
Currency translations	(756)	(2,335,638)
Net realized gain and unrealized depreciation
on investments, forward currency contracts and currency		(695,787)
Net increase in net assets resulting
from operations		$2,118,911

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets
	(dollars in thousands)
	Year ended October 31
	2011	2010
Operations:
Net investment income	$2,814,698	$2,780,949
Net realized gain on investments, forward currency contracts and currency transactions	1,639,851	1,298,947
Net unrealized (depreciation) appreciation on investments, forward currency contracts and currency translations	(2,335,638)	4,747,798
Net increase in net assets resulting from operations	2,118,911	8,827,694

Dividends paid to shareholders from net investment income	(3,134,283)	(3,032,409)

Net capital share transactions	(4,044,885)	(3,560,538)

Total (decrease) increase in net assets	(5,060,257)	2,234,747

Net assets:
Beginning of year	79,363,778	77,129,031
End of year (including undistributed
net investment income: $187,980 and $235,786, respectively)	$74,303,521	$79,363,778

See Notes to Financial Statements

Notes to financial statements

1.	Organization

Capital Income Builder (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide a level of current income that exceeds the average yield on U.S. stocks generally and a growing stream of income over the years. Growth of capital is a secondary objective.

The fund has 16 share classes consisting of five retail share classes, five 529 college savings plan share classes and six retirement plan share classes. The 529 college savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F-1) can be used to save for college education. The six retirement plan share classes (R-1, R-2, R-3, R-4, R-5 and R-6) are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None
*Class B and 529-B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

2.	Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders – Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation – Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

Loan transactions – The fund may enter into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder's portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan's interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

3.	Valuation

The fund’s investments are reported at fair value as defined by accounting principles generally accepted in the United States of America. The fund generally determines the net asset value of each share class as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs – The fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities
Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

Where the investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and asked prices that are reasonably and timely available (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under guidelines adopted by authority of the fund's board of trustees. Market quotations may be considered unreliable if events occur that materially affect the value of securities (particularly equity securities trading outside the U.S.) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange. Various inputs may be reviewed in order to make a good faith determination of a security’s fair value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Classifications – The fund classifies its assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the fund’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of October 31, 2011 (dollars in thousands):

Investment securities:	Level 1	Level 2		Level 3	Total
Common stocks:
Consumer staples	$8,015,505	$2,190,508	(1)	$-	$10,206,013
Telecommunication services	3,950,251	3,493,095	(1)	-	7,443,346
Utilities	3,140,009	3,572,886	(1)	-	6,712,895
Financials	2,557,552	3,592,754	(1)	-	6,150,306
Energy	2,134,224	2,874,688	(1)	-	5,008,912
Health care	2,483,769	2,234,183	(1)	-	4,717,952
Industrials	765,854	2,208,600	(1)	-	2,974,454
Consumer discretionary	1,411,328	1,127,873	(1)	-	2,539,201
Information technology	647,318	1,764,397	(1)	-	2,411,715
Materials	379,680	977,512	(1)	-	1,357,192
Miscellaneous	1,749,415	691,512	(1)	-	2,440,927
Preferred stocks	27,152	25,846		-	52,998
Convertible securities	102,234	47,230		-	149,464
Bonds & notes:
Mortgage-backed obligations	-	5,983,326		-	5,983,326
Bonds & notes of U.S. government & government agencies	-	4,854,223		-	4,854,223
Corporate bonds & notes	-	2,592,098		53,784	2,645,882
Other	-	4,231,980		-	4,231,980
Short-term securities	-	5,190,023		-	5,190,023
Total	$27,364,291	$47,652,734		$53,784	$75,070,809

(1) Includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading; therefore, $24,557,363,000 of investment securities were classified as Level 2 instead of Level 1.

Forward currency contracts(2):	Level 1	Level 2	Level 3	Total
Unrealized depreciation on open forward currency contracts	$-	$(306)	$-	$(306)

(2) Forward currency contracts are not included in the investment portfolio.

The following table reconciles the valuation of the fund's Level 3 investment securities and related transactions for the year ended October 31, 2011 (dollars in thousands):

	Beginning value at 11/1/2010	Transfers into Level 3(3)	Purchases	Sales	Net realized loss(4)	Unrealized depreciation(4)	Ending value at 10/31/2011
Investment securities	$50,250	$14,324	$3,640	$(13,917)	$(37)	$(476)	$53,784

Net unrealized depreciation during the period on Level 3 investment securities held at October 31, 2011 (dollars in thousands)(4):							$(106)

(3) Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred.
(4) Net realized loss and unrealized depreciation are included in the related amounts on investments in the statement of operations.

4.	Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the fund may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the fund.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the fund invests.

Investing in bonds — Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Longer maturity debt securities may be subject to greater price fluctuations than shorter maturity debt securities. In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Bonds and other debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations outside the U.S., may lose value because of political, social, economic or market developments in the countries or regions in which the issuer operates. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different settlement and accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the U.S. The risks of investing outside the U.S. may be heightened in connection with investments in emerging market and developing countries.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5.	Taxation and distributions

Federal income taxation – The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended October 31, 2011, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2007, and by state tax authorities and tax authorities outside the U.S. for tax years before 2006.

Non-U.S. taxation – Dividend and interest income are recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; cost of investments sold; paydowns on fixed-income securities; net capital losses; amortization of premiums or discounts; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended October 31, 2011, the fund reclassified $271,939,000 from accumulated net realized loss to undistributed net investment income and $160,000 from undistributed net investment income to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of October 31, 2011, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

(dollars in thousands)
Undistributed ordinary income	$543,356
Capital loss carryforward expiring 2017*	(10,350,732)
Gross unrealized appreciation on investment securities	7,087,511
Gross unrealized depreciation on investment securities	(4,773,105)
Net unrealized appreciation on investment securities	2,314,406
Cost of investment securities	72,756,403

*Reflects the utilization of capital loss carryforwards of $1,375,344,000. The capital loss carryforward will be used to offset any capital gains realized by the fund in future years through the expiration date. The fund will not make distributions from capital gains while a capital loss carryforward remains.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after October 31, 2011, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

Tax-basis distributions paid to shareholders from ordinary income were as follows (dollars in thousands):

	Year ended October 31
Share class	2011	2010
Class A	$2,391,742	$2,305,123
Class B	87,578	107,902
Class C	259,907	265,257
Class F-1	119,332	123,563
Class F-2	60,683	46,245
Class 529-A	63,543	53,033
Class 529-B	4,132	4,623
Class 529-C	18,173	15,793
Class 529-E	2,631	2,238
Class 529-F-1	1,864	1,539
Class R-1	5,038	4,527
Class R-2	23,552	21,417
Class R-3	34,394	31,144
Class R-4	16,051	13,986
Class R-5	19,155	18,353
Class R-6	26,508	17,666
Total	$3,134,283	$3,032,409

6.	Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. ("AFD"), the principal underwriter of the fund’s shares, and American Funds Service Company® ("AFS"), the fund’s transfer agent.

Investment advisory services – The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.240% on the first $1 billion of daily net assets and decreasing to 0.110% on such assets in excess of $115 billion. The agreement also provides for monthly fees, accrued daily, of 3.00% on the first $100,000,000 of the fund's monthly gross income and 2.50% on such income in excess of $100,000,000. For the year ended October 31, 2011, the investment advisory services fee was $193,619,000, which was equivalent to an annualized rate of 0.248% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has plans of distribution for all share classes, except Classes F-2, R-5 and R-6. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Classes A and 529-A, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of October 31, 2011, there were no unreimbursed expenses subject to reimbursement for Classes A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services – The fund has a transfer agent agreement with AFS for Classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC as described below.

Administrative services – The fund has an administrative services agreement with CRMC for all share classes, except Classes A and B, to provide certain services, including transfer agent and recordkeeping services; coordinating, monitoring, assisting and overseeing third-party service providers; and educating advisers and shareholders about the impact of market-related events, tax laws affecting investments, retirement plan restrictions, exchange limitations and other related matters. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5 and 0.05% for Class R-6) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services.

Each 529 share class is subject to an additional administrative services fee payable to the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described on the previous page for the year ended October 31, 2011, were as follows (dollars in thousands):

			Administrative services
Share class	Distribution services	Transfer agent services	CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$136,908	$61,847	Not applicable	Not applicable	Not applicable
Class B	26,071	2,845	Not applicable	Not applicable	Not applicable
Class C	78,211	Included in administrative services	$10,875	$1,274	Not applicable
Class F-1	7,218		3,611	171	Not applicable
Class F-2	Not applicable		2,026	38	Not applicable
Class 529-A	3,359		1,486	194	$1,568
Class 529-B	1,272		119	33	127
Class 529-C	5,560		526	115	556
Class 529-E	347		56	8	70
Class 529-F-1	-		42	5	44
Class R-1	1,508		202	27	Not applicable
Class R-2	5,302		1,044	1,833	Not applicable
Class R-3	4,553		1,333	568	Not applicable
Class R-4	981		561	21	Not applicable
Class R-5	Not applicable		426	8	Not applicable
Class R-6	Not applicable		305	2	Not applicable
Total	$271,290	$64,692	$22,612	$4,297	$2,365

Trustees’ deferred compensation – Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $514,000, shown on the accompanying financial statements, includes $527,000 in current fees (either paid in cash or deferred) and a net decrease of $13,000 in the value of the deferred amounts.

Affiliated officers and trustees – Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or trustees received any compensation directly from the fund.

7.	Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales(*)		Reinvestments of dividends		Repurchases(*)		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended October 31, 2011
Class A	$5,677,486	113,076	$2,275,143	45,931	$(10,430,279)	(207,734)	$(2,477,650)	(48,727)
Class B	46,166	920	84,143	1,697	(1,068,787)	(21,265)	(938,478)	(18,648)
Class C	674,757	13,428	243,091	4,905	(1,830,451)	(36,460)	(912,603)	(18,127)
Class F-1	616,462	12,298	111,346	2,248	(994,694)	(19,813)	(266,886)	(5,267)
Class F-2	568,634	11,310	43,806	885	(336,575)	(6,700)	275,865	5,495
Class 529-A	271,285	5,405	63,523	1,283	(190,795)	(3,802)	144,013	2,886
Class 529-B	4,325	86	4,131	83	(38,935)	(777)	(30,479)	(608)
Class 529-C	99,849	1,990	18,168	366	(84,510)	(1,685)	33,507	671
Class 529-E	11,881	237	2,631	53	(10,714)	(215)	3,798	75
Class 529-F-1	14,065	279	1,863	38	(10,899)	(218)	5,029	99
Class R-1	29,199	579	5,004	101	(40,459)	(807)	(6,256)	(127)
Class R-2	182,148	3,631	23,514	475	(211,234)	(4,213)	(5,572)	(107)
Class R-3	225,309	4,483	34,321	693	(270,027)	(5,375)	(10,397)	(199)
Class R-4	116,154	2,314	16,016	324	(121,340)	(2,417)	10,830	221
Class R-5	98,645	1,965	19,046	384	(163,795)	(3,294)	(46,104)	(945)
Class R-6	178,211	3,529	26,506	535	(28,219)	(565)	176,498	3,499
Total net increase
(decrease)	$8,814,576	175,530	$2,972,252	60,001	$(15,831,713)	(315,340)	$(4,044,885)	(79,809)

Year ended October 31, 2010
Class A	$6,139,518	129,218	$2,153,088	45,596	$(10,737,783)	(227,162)	$(2,445,177)	(52,348)
Class B	70,057	1,474	102,340	2,166	(862,664)	(18,202)	(690,267)	(14,562)
Class C	857,233	18,047	237,310	5,024	(1,827,502)	(38,669)	(732,959)	(15,598)
Class F-1	635,155	13,365	110,567	2,341	(1,076,001)	(22,793)	(330,279)	(7,087)
Class F-2	447,490	9,403	31,171	661	(303,343)	(6,403)	175,318	3,661
Class 529-A	249,459	5,258	53,023	1,123	(151,500)	(3,201)	150,982	3,180
Class 529-B	6,651	140	4,622	98	(26,811)	(566)	(15,538)	(328)
Class 529-C	96,186	2,028	15,789	334	(76,904)	(1,626)	35,071	736
Class 529-E	11,826	249	2,237	47	(8,912)	(189)	5,151	107
Class 529-F-1	12,000	253	1,539	33	(7,142)	(151)	6,397	135
Class R-1	43,685	923	4,492	95	(30,667)	(649)	17,510	369
Class R-2	189,006	3,989	21,351	452	(191,086)	(4,047)	19,271	394
Class R-3	240,944	5,075	30,946	655	(229,613)	(4,856)	42,277	874
Class R-4	129,081	2,713	13,931	295	(132,020)	(2,778)	10,992	230
Class R-5	125,035	2,623	18,270	387	(104,118)	(2,215)	39,187	795
Class R-6	146,546	3,077	17,664	374	(12,684)	(267)	151,526	3,184
Total net increase
(decrease)	$9,399,872	197,835	$2,818,340	59,681	$(15,778,750)	(333,774)	$(3,560,538)	(76,258)

* Includes exchanges between share classes of the fund.

8.	Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $30,717,554,000 and $34,816,417,000, respectively, during the year ended October 31, 2011.

9.	Forward currency contracts

The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund enters into these contracts to manage its exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund values forward currency contracts based on the applicable exchange rate and records unrealized appreciation or depreciation for open forward currency contracts in the statement of assets and liabilities. The fund records realized gains or losses at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency. Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the statement of operations.

As of October 31, 2011, the fund had an open forward currency contract to sell currency, as shown in the following table. The open forward currency contract shown is generally indicative of the level of activity over the prior 12-month period.
					(amounts in thousands)
			Contract amount		Unrealized depreciation at
	Settlement date	Counterparty	Receive	Deliver	10/31/2011
Sales:
Euros	11/30/2011	Citibank	$42,576	€31,000	$ (306)

Financial highlights

		Income (loss) from investment operations(1)			Dividends and distributions
	Net asset value, beginning of period	Net investment income(2)	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return(3) (4)	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements/ waivers	Ratio of expenses to average net assets after reimbursements/ waivers(4)	Ratio of net income to average net assets(2),(4)
Class A:
Year ended 10/31/2011	$50.05	$1.87	$(.49)	$1.38	$(2.09)	$-	$(2.09)	$49.34	2.79%	$55,237	.61%	.61%	3.73%
Year ended 10/31/2010	46.41	1.77	3.81	5.58	(1.94)	-	(1.94)	50.05	12.33	58,471	.62	.62	3.74
Year ended 10/31/2009	42.26	1.83	4.40	6.23	(2.08)	-	(2.08)	46.41	15.44	56,648	.66	.66	4.40
Year ended 10/31/2008	68.58	2.31	(23.58)	(21.27)	(2.65)	(2.40)	(5.05)	42.26	(32.88)	55,418	.58	.55	4.03
Year ended 10/31/2007	59.91	2.52	9.62	12.14	(2.30)	(1.17)	(3.47)	68.58	20.93	83,524	.58	.55	3.97
Class B:
Year ended 10/31/2011	50.04	1.48	(.48)	1.00	(1.68)	-	(1.68)	49.36	2.02	2,106	1.38	1.38	2.94
Year ended 10/31/2010	46.39	1.41	3.80	5.21	(1.56)	-	(1.56)	50.04	11.47	3,068	1.39	1.39	2.97
Year ended 10/31/2009	42.26	1.51	4.40	5.91	(1.78)	-	(1.78)	46.39	14.57	3,520	1.44	1.43	3.64
Year ended 10/31/2008	68.58	1.87	(23.58)	(21.71)	(2.21)	(2.40)	(4.61)	42.26	(33.41)	3,711	1.35	1.33	3.25
Year ended 10/31/2007	59.91	2.03	9.62	11.65	(1.81)	(1.17)	(2.98)	68.58	20.02	5,923	1.35	1.32	3.19
Class C:
Year ended 10/31/2011	50.03	1.46	(.48)	.98	(1.67)	-	(1.67)	49.34	1.98	7,187	1.43	1.43	2.91
Year ended 10/31/2010	46.39	1.38	3.80	5.18	(1.54)	-	(1.54)	50.03	11.41	8,196	1.44	1.44	2.92
Year ended 10/31/2009	42.26	1.50	4.40	5.90	(1.77)	-	(1.77)	46.39	14.54	8,323	1.47	1.47	3.59
Year ended 10/31/2008	68.58	1.84	(23.58)	(21.74)	(2.18)	(2.40)	(4.58)	42.26	(33.45)	8,609	1.40	1.38	3.21
Year ended 10/31/2007	59.91	2.00	9.62	11.62	(1.78)	(1.17)	(2.95)	68.58	19.97	13,406	1.39	1.37	3.16
Class F-1:
Year ended 10/31/2011	50.05	1.85	(.48)	1.37	(2.07)	-	(2.07)	49.35	2.78	2,731	.65	.65	3.69
Year ended 10/31/2010	46.41	1.76	3.80	5.56	(1.92)	-	(1.92)	50.05	12.31	3,034	.64	.64	3.72
Year ended 10/31/2009	42.26	1.84	4.39	6.23	(2.08)	-	(2.08)	46.41	15.43	3,142	.66	.66	4.43
Year ended 10/31/2008	68.58	2.29	(23.58)	(21.29)	(2.63)	(2.40)	(5.03)	42.26	(32.90)	3,701	.62	.59	4.00
Year ended 10/31/2007	59.91	2.50	9.62	12.12	(2.28)	(1.17)	(3.45)	68.58	20.89	6,020	.61	.58	3.95
Class F-2:
Year ended 10/31/2011	50.04	1.98	(.51)	1.47	(2.19)	-	(2.19)	49.32	3.01	1,492	.41	.41	3.94
Year ended 10/31/2010	46.40	1.88	3.80	5.68	(2.04)	-	(2.04)	50.04	12.58	1,239	.40	.40	3.97
Year ended 10/31/2009	42.26	1.78	4.54	6.32	(2.18)	-	(2.18)	46.40	15.68	979	.42	.41	4.09
Period from 8/1/2008 to 10/31/2008(5)	54.90	.43	(12.53)	(12.10)	(.54)	-	(.54)	42.26	(22.13)	105	.10	.10	.90
Class 529-A:
Year ended 10/31/2011	50.04	1.84	(.50)	1.34	(2.05)	-	(2.05)	49.33	2.72	1,598	.69	.69	3.66
Year ended 10/31/2010	46.40	1.75	3.80	5.55	(1.91)	-	(1.91)	50.04	12.26	1,476	.68	.68	3.69
Year ended 10/31/2009	42.26	1.81	4.39	6.20	(2.06)	-	(2.06)	46.40	15.36	1,221	.71	.71	4.34
Year ended 10/31/2008	68.58	2.27	(23.58)	(21.31)	(2.61)	(2.40)	(5.01)	42.26	(32.93)	1,011	.66	.63	3.97
Year ended 10/31/2007	59.91	2.47	9.62	12.09	(2.25)	(1.17)	(3.42)	68.58	20.84	1,273	.65	.63	3.92
Class 529-B:
Year ended 10/31/2011	50.03	1.43	(.49)	.94	(1.63)	-	(1.63)	49.34	1.90	110	1.49	1.49	2.84
Year ended 10/31/2010	46.38	1.36	3.81	5.17	(1.52)	-	(1.52)	50.03	11.39	142	1.48	1.48	2.88
Year ended 10/31/2009	42.26	1.47	4.40	5.87	(1.75)	-	(1.75)	46.38	14.47	147	1.53	1.52	3.53
Year ended 10/31/2008	68.58	1.80	(23.58)	(21.78)	(2.14)	(2.40)	(4.54)	42.26	(33.49)	131	1.47	1.44	3.15
Year ended 10/31/2007	59.91	1.96	9.62	11.58	(1.74)	(1.17)	(2.91)	68.58	19.89	178	1.46	1.44	3.09
Class 529-C:
Year ended 10/31/2011	50.01	1.44	(.49)	.95	(1.65)	-	(1.65)	49.31	1.93	558	1.48	1.48	2.86
Year ended 10/31/2010	46.38	1.37	3.79	5.16	(1.53)	-	(1.53)	50.01	11.36	533	1.48	1.48	2.90
Year ended 10/31/2009	42.26	1.47	4.41	5.88	(1.76)	-	(1.76)	46.38	14.48	460	1.52	1.52	3.53
Year ended 10/31/2008	68.58	1.81	(23.58)	(21.77)	(2.15)	(2.40)	(4.55)	42.26	(33.49)	384	1.46	1.44	3.16
Year ended 10/31/2007	59.91	1.96	9.62	11.58	(1.74)	(1.17)	(2.91)	68.58	19.89	499	1.46	1.44	3.11
Class 529-E:
Year ended 10/31/2011	50.04	1.70	(.50)	1.20	(1.91)	-	(1.91)	49.33	2.44	69	.96	.96	3.39
Year ended 10/31/2010	46.40	1.61	3.80	5.41	(1.77)	-	(1.77)	50.04	11.94	66	.97	.97	3.40
Year ended 10/31/2009	42.26	1.68	4.41	6.09	(1.95)	-	(1.95)	46.40	15.05	56	1.01	1.01	4.04
Year ended 10/31/2008	68.58	2.10	(23.58)	(21.48)	(2.44)	(2.40)	(4.84)	42.26	(33.14)	48	.95	.93	3.67
Year ended 10/31/2007	59.91	2.28	9.62	11.90	(2.06)	(1.17)	(3.23)	68.58	20.49	63	.95	.93	3.61

Class 529-F-1:
Year ended 10/31/2011	$50.05	$1.94	$(.49)	$1.45	$(2.16)	$-	$(2.16)	$49.34	2.95%	$47	.48%	.48%	3.87%
Year ended 10/31/2010	46.41	1.85	3.80	5.65	(2.01)	-	(2.01)	50.05	12.50	42	.47	.47	3.91
Year ended 10/31/2009	42.26	1.90	4.39	6.29	(2.14)	-	(2.14)	46.41	15.60	33	.51	.51	4.55
Year ended 10/31/2008	68.58	2.38	(23.58)	(21.20)	(2.72)	(2.40)	(5.12)	42.26	(32.79)	29	.46	.43	4.20
Year ended 10/31/2007	59.91	2.60	9.62	12.22	(2.38)	(1.17)	(3.55)	68.58	21.08	33	.46	.43	4.17
Class R-1:
Year ended 10/31/2011	50.02	1.47	(.50)	.97	(1.68)	-	(1.68)	49.31	1.96	145	1.41	1.41	2.93
Year ended 10/31/2010	46.38	1.40	3.80	5.20	(1.56)	-	(1.56)	50.02	11.45	154	1.42	1.42	2.96
Year ended 10/31/2009	42.26	1.50	4.41	5.91	(1.79)	-	(1.79)	46.38	14.55	125	1.45	1.45	3.59
Year ended 10/31/2008	68.58	1.85	(23.58)	(21.73)	(2.19)	(2.40)	(4.59)	42.26	(33.43)	104	1.38	1.36	3.26
Year ended 10/31/2007	59.91	1.98	9.62	11.60	(1.76)	(1.17)	(2.93)	68.58	19.94	133	1.42	1.40	3.17
Class R-2:
Year ended 10/31/2011	50.02	1.47	(.49)	.98	(1.68)	-	(1.68)	49.32	1.98	687	1.42	1.42	2.92
Year ended 10/31/2010	46.38	1.38	3.80	5.18	(1.54)	-	(1.54)	50.02	11.40	702	1.45	1.45	2.92
Year ended 10/31/2009	42.26	1.45	4.41	5.86	(1.74)	-	(1.74)	46.38	14.44	633	1.56	1.55	3.48
Year ended 10/31/2008	68.58	1.81	(23.58)	(21.77)	(2.15)	(2.40)	(4.55)	42.26	(33.48)	501	1.45	1.43	3.18
Year ended 10/31/2007	59.91	1.98	9.62	11.60	(1.76)	(1.17)	(2.93)	68.58	19.93	647	1.45	1.41	3.14
Class R-3:
Year ended 10/31/2011	50.04	1.69	(.50)	1.19	(1.90)	-	(1.90)	49.33	2.42	885	.97	.97	3.37
Year ended 10/31/2010	46.40	1.60	3.80	5.40	(1.76)	-	(1.76)	50.04	11.92	907	.98	.98	3.38
Year ended 10/31/2009	42.26	1.68	4.41	6.09	(1.95)	-	(1.95)	46.40	15.04	801	1.02	1.02	4.03
Year ended 10/31/2008	68.58	2.09	(23.58)	(21.49)	(2.43)	(2.40)	(4.83)	42.26	(33.14)	664	.96	.94	3.67
Year ended 10/31/2007	59.91	2.27	9.62	11.89	(2.05)	(1.17)	(3.22)	68.58	20.47	817	.97	.94	3.61
Class R-4:
Year ended 10/31/2011	50.04	1.85	(.50)	1.35	(2.06)	-	(2.06)	49.33	2.74	391	.66	.66	3.68
Year ended 10/31/2010	46.40	1.75	3.80	5.55	(1.91)	-	(1.91)	50.04	12.27	386	.67	.67	3.70
Year ended 10/31/2009	42.26	1.81	4.40	6.21	(2.07)	-	(2.07)	46.40	15.39	347	.70	.69	4.32
Year ended 10/31/2008	68.58	2.27	(23.58)	(21.31)	(2.61)	(2.40)	(5.01)	42.26	(32.93)	240	.65	.63	3.99
Year ended 10/31/2007	59.91	2.46	9.62	12.08	(2.24)	(1.17)	(3.41)	68.58	20.83	270	.67	.64	3.95
Class R-5:
Year ended 10/31/2011	50.06	2.00	(.50)	1.50	(2.21)	-	(2.21)	49.35	3.05	393	.37	.37	3.98
Year ended 10/31/2010	46.42	1.90	3.79	5.69	(2.05)	-	(2.05)	50.06	12.60	446	.37	.37	4.00
Year ended 10/31/2009	42.26	1.97	4.36	6.33	(2.17)	-	(2.17)	46.42	15.72	376	.40	.40	4.83
Year ended 10/31/2008	68.58	2.44	(23.58)	(21.14)	(2.78)	(2.40)	(5.18)	42.26	(32.73)	717	.36	.34	4.28
Year ended 10/31/2007	59.91	2.65	9.62	12.27	(2.43)	(1.17)	(3.60)	68.58	21.17	879	.37	.35	4.22
Class R-6:
Year ended 10/31/2011	50.06	2.04	(.51)	1.53	(2.24)	-	(2.24)	49.35	3.11	668	.32	.32	4.06
Year ended 10/31/2010	46.42	1.93	3.78	5.71	(2.07)	-	(2.07)	50.06	12.66	502	.32	.32	4.08
Six months ended 10/31/2009(5)	39.83	1.00	6.55	7.55	(.96)	-	(.96)	46.42	19.10	318	.36 (6)	.36 (6)	4.53 (6)

	Year ended October 31
	2011	2010	2009	2008	2007
Portfolio turnover rate for all share classes	47%	42%	43%	30%	24%

(1)Based on average shares outstanding.
(2)For the year ended October 31, 2007, this column reflects the impact of a corporate action event that resulted in a one-time increase to net investment income.  If the corporate action event had not occurred, the Class A net investment income per share and ratio of net income to average net assets would have been lower by $.22 and .34 percentage points, respectively.  The impact to the other share classes would have been similar.

(3)Total returns exclude any applicable sales charges, including contingent deferred sales charges.
(4)This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services. In addition, during some of the periods shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.

(5)Based on operations for the periods shown and, accordingly, is not representative of a full year.
(6)Annualized.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Capital Income Builder

In our opinion, the accompanying statement of assets and liabilities, including the summary investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Capital Income Builder (the "Fund") at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Los Angeles, California
December 8, 2011

Expense example
                                                                                                                                             unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (May 1, 2011, through October 31, 2011).

Actual expenses:
The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:
The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:
There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually), that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 5/1/2011	Ending account value 10/31/2011	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$947.28	$3.04	.62%
Class A -- assumed 5% return	1,000.00	1,022.08	3.16	.62
Class B -- actual return	1,000.00	943.71	6.81	1.39
Class B -- assumed 5% return	1,000.00	1,018.20	7.07	1.39
Class C -- actual return	1,000.00	943.68	7.01	1.43
Class C -- assumed 5% return	1,000.00	1,018.00	7.27	1.43
Class F-1 -- actual return	1,000.00	947.27	3.24	.66
Class F-1 -- assumed 5% return	1,000.00	1,021.88	3.36	.66
Class F-2 -- actual return	1,000.00	948.42	2.11	.43
Class F-2 -- assumed 5% return	1,000.00	1,023.04	2.19	.43
Class 529-A -- actual return	1,000.00	946.94	3.48	.71
Class 529-A -- assumed 5% return	1,000.00	1,021.63	3.62	.71
Class 529-B -- actual return	1,000.00	943.18	7.40	1.51
Class 529-B -- assumed 5% return	1,000.00	1,017.59	7.68	1.51
Class 529-C -- actual return	1,000.00	943.20	7.35	1.50
Class 529-C -- assumed 5% return	1,000.00	1,017.64	7.63	1.50
Class 529-E -- actual return	1,000.00	945.75	4.76	.97
Class 529-E -- assumed 5% return	1,000.00	1,020.32	4.94	.97
Class 529-F-1 -- actual return	1,000.00	947.97	2.45	.50
Class 529-F-1 -- assumed 5% return	1,000.00	1,022.68	2.55	.50
Class R-1 -- actual return	1,000.00	943.40	7.00	1.43
Class R-1 -- assumed 5% return	1,000.00	1,018.00	7.27	1.43
Class R-2 -- actual return	1,000.00	943.54	7.01	1.43
Class R-2 -- assumed 5% return	1,000.00	1,018.00	7.27	1.43
Class R-3 -- actual return	1,000.00	945.71	4.86	.99
Class R-3 -- assumed 5% return	1,000.00	1,020.21	5.04	.99
Class R-4 -- actual return	1,000.00	947.09	3.34	.68
Class R-4 -- assumed 5% return	1,000.00	1,021.78	3.47	.68
Class R-5 -- actual return	1,000.00	948.46	1.87	.38
Class R-5 -- assumed 5% return	1,000.00	1,023.29	1.94	.38
Class R-6 -- actual return	1,000.00	948.75	1.62	.33
Class R-6 -- assumed 5% return	1,000.00	1,023.54	1.68	.33

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Tax information
   unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended October 31, 2011:

Qualified dividend income	$2,597,480,000
Corporate dividends received deduction	$1,142,928,000
U.S. government income that may be exempt from state taxation	$155,641,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2012, to determine the calendar year amounts to be included on their 2011 tax returns. Shareholders should consult their tax advisers.

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through October 31, 2012. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the factors discussed below, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its primary objectives of providing a level of current income that exceeds the average yield on U.S. stocks generally and a growing stream of income, and secondary objective of providing growth of capital. They compared the fund’s total returns with those of other relevant funds (including the other funds that are the basis of the Lipper index for the category in which the fund is included) and market data such as relevant market indices, in each case as available at the time of the related board and committee meetings. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee concluded that the fund’s long-term results have been satisfactory and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses remain significantly below those of most other relevant funds. The board and the committee also noted the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the advisory fees paid by clients of an affiliate of CRMC. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational and regulatory differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits

The board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliates. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability to the reported results of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

Other share class results
unaudited

Classes B, C, F and 529

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended September 30, 2011 (the most recent calendar quarter-end):
			10 years1/
	1 year	5 years	Life of class
Class B shares2
Reflecting applicable contingent deferred sales charge
(CDSC), maximum of 5%, payable only if shares
are sold within six years of purchase	–5.52%	0.06%	5.79%
Not reflecting CDSC	–0.72	0.38	5.79

Class C shares
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	–1.72	0.33	5.57
Not reflecting CDSC	–0.76	0.33	5.57

Class F-1 shares3
Not reflecting annual asset-based fee charged
by sponsoring firm	0.01	1.13	6.38

Class F-2 shares3 — first sold 8/1/08
Not reflecting annual asset-based fee charged
by sponsoring firm	0.25	—	–0.23

Class 529-A shares4 — first sold 2/19/02
Reflecting 5.75% maximum sales charge	–5.79	–0.11	5.64
Not reflecting maximum sales charge	–0.05	1.08	6.29

Class 529-B shares2,4 — first sold 2/15/02
Reflecting applicable CDSC, maximum of 5%, payable
only if shares are sold within six years of purchase	–5.62	–0.05	5.50
Not reflecting CDSC	–0.82	0.27	5.50

Class 529-C shares4 — first sold 2/20/02
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	–1.78	0.28	5.42
Not reflecting CDSC	–0.82	0.28	5.42

Class 529-E shares3,4 — first sold 3/1/02	–0.30	0.79	5.80

Class 529-F-1 shares3,4 — first sold 9/17/02
Not reflecting annual asset-based fee charged
by sponsoring firm	0.20	1.29	6.89

1Applicable to Classes B, C and F-1 shares only. All other share classes reflect results for the life of the class.
2These shares are not available for purchase.
3These shares are sold without any initial or contingent deferred sales charge.
4Results shown do not reflect the $10 account setup fee and an annual $10 account maintenance fee.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 28 and 29 for details that include expense ratios for all share classes.

For information regarding the differences among the various share classes, refer to the fund’s prospectus.

Board of trustees and other officers

“Independent” trustees1
	Year first
	elected a
	trustee of
Name and age	the fund2	Principal occupation(s) during past five years

Joseph C. Berenato, 65	2005	Chairman, Ducommun Incorporated (aerospace
		components manufacturer); former CEO, Ducommun
		Incorporated

Robert J. Denison, 70	2005	Chair, First Security Management (private investment)

Mary Anne Dolan, 64	2010	Founder and President, MAD Ink (communications
		company)

R. Clark Hooper, 65	2010	Private investor; former President, Dumbarton Group
		LLC (securities industry consulting)

Koichi Itoh, 71	2005	Chairman of the Board, Itoh Building Co., Ltd.
		(building management)

Merit E. Janow, 53	2001	Professor, Columbia University, School of
Chairman of the Board		International and Public Affairs; former Member,
(Independent and Non-Executive)		World Trade Organization Appellate Body

Leonade D. Jones, 64	2010	Retired; former Treasurer, The Washington Post
		Company

Gail L. Neale, 76	1987	President, The Lovejoy Consulting Group, Inc.
		(a pro bono consulting group advising nonprofit organizations)

Robert J. O’Neill, Ph.D., 75	1992	Member of the Board of Directors, The Lowy Institute
		for International Policy Studies, Sydney, Australia;
		Chairman of Directors, Forty Seven Friends Pty Ltd
		(a not-for-profit supporting a local art and craft center
		in Australia); Fellow of the Australian Institute of
		International Affairs; former Chairman, Academic
		Advisory Committee, United States Studies Centre,
		University of Sydney; former Planning Director and
		acting CEO, United States Studies Centre, University
		of Sydney; former Deputy Chairman of the Council
		and Chairman of the International Advisory Panel,
		Graduate School of Government, University of Sydney

Stefanie Powers, 69	1989–1996	Actor, producer, author, entrepreneur; Co-founder
	1997	and President of The William Holden Wildlife
		Foundation; conservation consultant to Land Rover
		and Jaguar North America; founder of The Jaguar
		Conservation Trust

Christopher E. Stone, 55	2009	Daniel and Florence Guggenheim Professor of the
		Practice of Criminal Justice, John F. Kennedy School
		of Government, Harvard University

Steadman Upham, Ph.D., 62	2001	President and Professor of Anthropology,
		The University of Tulsa

“Independent” trustees1
	Number of
	portfolios
	in fund
	complex3
	overseen by
Name and age	trustee	Other directorships4 held by trustee

Joseph C. Berenato, 65	6	None

Robert J. Denison, 70	6	None

Mary Anne Dolan, 64	10	None

R. Clark Hooper, 65	48	JPMorgan Value Opportunities Fund, Inc.;
		The Swiss Helvetia Fund, Inc.

Koichi Itoh, 71	6	None

Merit E. Janow, 53	45	The NASDAQ Stock Market LLC;
Chairman of the Board		Trimble Navigation Limited
(Independent and Non-Executive)

Leonade D. Jones, 64	9	None

Gail L. Neale, 76	3	None

Robert J. O’Neill, Ph.D., 75	3	None

Stefanie Powers, 69	3	None

Christopher E. Stone, 55	6	None

Steadman Upham, Ph.D., 62	45	None

“Interested” trustees5
	Year first
	elected a
	trustee or	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the
position with fund	the fund2	principal underwriter of the fund

James B. Lovelace, 55	1992	Senior Vice President — Capital Research Global
Vice Chairman of the Board		Investors, Capital Research and Management
		Company; Director, The Capital Group Companies,
		Inc.6

Joyce E. Gordon, 55	1996	Senior Vice President — Capital Research Global
President		Investors, Capital Research and Management
		Company; Director, The Capital Group Companies,
		Inc.6

“Interested” trustees5
	Number of
	portfolios
	in fund
	complex3
Name, age and	overseen by
position with fund	trustee	Other directorships4 held by trustee

James B. Lovelace, 55	2	None
Vice Chairman of the Board

Joyce E. Gordon, 55	2	None
President

See page 36 for footnotes.

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at 800/421-0180 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

Other officers
	Year first
	elected	Principal occupation(s) during past five years
Name, age and	an officer	and positions held with affiliated entities or the
position with fund	of the fund2	principal underwriter of the fund

David A. Hoag, 46	2006	Senior Vice President — Fixed Income, Capital
Senior Vice President		Research and Management Company; Vice
		President, Capital Guardian Trust Company6

David M. Riley, 44	2006	Senior Vice President — Capital Research Global
Senior Vice President		Investors, Capital Research and Management
		Company

Michael J. Thawley, 61	2007	Senior Vice President, Capital Research and
Senior Vice President		Management Company; Senior Vice President and
		International Advisor, Capital Strategy Research,
		Inc.;6 former Australian Ambassador to the United
		States

Bradley J. Vogt, 46	2010	Director, Capital Research and Management
Senior Vice President		Company; Chairman, Capital Research Company;6
		Senior Vice President — Capital Research Global
		Investors, Capital Research Company;6 Director,
		American Funds Distributors, Inc.6

Paul Flynn, 45	2010	Senior Vice President — Capital Research Global
Vice President		Investors, Capital Research Company6

M. Taylor Hinshaw, 38	2010	Vice President — Capital Research Global Investors,
Vice President		Capital Research Company6

Donald H. Rolfe, 39	2008	Vice President and Associate Counsel — Fund
Vice President		Business Management Group, Capital Research and
		Management Company

Kristian Stromsoe, 39	2010	Senior Vice President — Capital Research Global
Vice President		Investors, Capital Research Company6

Vincent P. Corti, 55	1987	Vice President — Fund Business Management
Secretary		Group, Capital Research and Management Company

Neal F. Wellons, 40	2008	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company

Tanya Schneider, 39	2008	Assistant Vice President — Fund Business
Assistant Secretary		Management Group, Capital Research and
		Management
Company

Dori Laskin, 60	2010	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

Jeffrey P. Regal, 40	2001	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

1The term “independent” trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
2Trustees and officers of the fund serve until their resignation, removal or retirement.

3Capital Research and Management Company manages the American Funds, consisting of 33 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which is composed of 18 funds and serves as the underlying investment vehicle for certain variable insurance contracts; and American Funds Target Date Retirement Series,® Inc., which is composed of 10 funds and is available through tax-deferred retirement plans and IRAs.

4This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each trustee as a trustee or director of a public company or a registered investment company.

5“Interested persons” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

6Company affiliated with Capital Research and Management Company.

Offices of the fund and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
O’Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

Independent registered public accounting firm
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, CA 90071-2889

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete October 31, 2011, portfolio of Capital Income Builder’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

Capital Income Builder files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at 800/SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of Capital Income Builder, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2011, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The American Funds difference

Since 1931, American Funds has helped investors pursue long-term investment success. Our consistent approach — in combination with a proven system — has resulted in a superior long-term track record.

Consistent approach

We base our decisions on a long-term perspective because we believe it is the best way to achieve superior long-term investment results. Our portfolio counselors average 27 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.

Proven system

Our system combines individual accountability with teamwork. Each fund is divided into portions that are managed by investment professionals with varied backgrounds, ages and investment styles. An extensive global research effort is the backbone of our system.

Superior long-term track record

Our equity funds have beaten their Lipper peer indexes in 89% of 10-year periods and 96% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 65% of 10-year periods and 75% of 20-year periods.* Our fund management fees have consistently been among the lowest in the industry.†

*Based on Class A share results for periods through 12/31/10. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date.
†Based on management fees for the 20-year period ended 12/31/10 versus comparable Lipper categories, excluding funds of funds.

American Funds span a range of investment objectives

•Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World Fund®
SMALLCAP World Fund®

•Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
Capital World Growth and Income FundSM
Fundamental InvestorsSM
International Growth and Income FundSM
The Investment Company of America®
Washington Mutual Investors FundSM

•Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
Capital Income Builder®
The Income Fund of America®

•Balanced funds
Emphasis on long-term growth and current income through stocks and bonds
American Balanced Fund®
American Funds Global Balanced FundSM

•Bond funds
Emphasis on current income through bonds
American Funds Mortgage FundSM
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of AmericaSM
U.S. Government Securities FundSM

•Tax-exempt bond funds
Emphasis on tax-exempt current income through municipal bonds
American Funds Short-Term Tax-Exempt Bond FundSM
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®

State-specific tax-exempt funds
American Funds Tax-Exempt Fund of New YorkSM
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

•Money market fund
American Funds Money Market Fund®

•American Funds Target Date Retirement Series®

The Capital Group Companies

American Funds   Capital Research and Management   Capital International   Capital Guardian   Capital Bank and Trust

Lit. No. MFGEAR-912-1211P

Litho in USA BAG/Q/8054-S28693

Printed on paper containing 10% post-consumer waste

Printed with inks containing soy and/or vegetable oil

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Joseph C. Berenato, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members.  There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such.  Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2010	$108,000
2011	$110,000

b) Audit-Related Fees:
2010	None
2011	None

c) Tax Fees:
2010	$8,000
2011	$8,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2010	None
2011	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2010	None
2011	None

c) Tax Fees:
2010	$23,000
2011	$20,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2010	$1,000
2011	$2,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $32,000 for fiscal year 2010 and $29,000 for fiscal year 2011. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Capital Income Builder®

Investment portfolio

October 31, 2011

Common stocks — 69.93%	Shares	Value (000)

CONSUMER STAPLES — 13.73%
Philip Morris International Inc.	36,200,800	$2,529,350
Altria Group, Inc.	67,233,100	1,852,272
Kraft Foods Inc., Class A	28,614,500	1,006,658
PepsiCo, Inc.	9,758,700	614,310
Lorillard, Inc.	5,486,000	607,081
British American Tobacco PLC1	12,945,100	592,397
ConAgra Foods, Inc.	18,708,000	473,874
Diageo PLC1	22,686,300	469,912
Nestlé SA1	7,980,000	461,800
Wesfarmers Ltd.1	9,421,573	316,932
Reynolds American Inc.	6,228,212	240,907
Kimberly-Clark Corp.	3,000,000	209,130
Imperial Tobacco Group PLC1	5,221,396	190,284
Coca-Cola Co.	2,735,071	186,860
Kellogg Co.	2,136,000	115,792
H.J. Heinz Co.	2,000,000	106,880
Sara Lee Corp.	4,066,911	72,391
Tesco PLC1	10,950,000	70,572
Koninklijke Ahold NV1	2,975,000	38,043
Philip Morris CR as1	42,500	27,793
Orior AG1,2	230,000	12,420
Axfood AB1	273,609	10,355
		10,206,013

TELECOMMUNICATION SERVICES — 10.02%
AT&T Inc.	56,926,230	1,668,508
Verizon Communications Inc.	29,283,300	1,082,896
Singapore Telecommunications Ltd.1	335,831,500	850,653
Koninklijke KPN NV1	41,254,549	539,030
BCE Inc. (CAD denominated)	10,923,000	432,975
BCE Inc.	700,000	27,727
Vodafone Group PLC1	165,395,000	458,687
CenturyLink, Inc.	11,029,840	388,912
France Télécom SA1	13,155,000	236,672
Elisa Oyj, Class A1,3	9,477,450	199,271
Türk Telekomünikasyon AS, Class D1	46,737,000	197,611
Telefónica Czech Republic, AS1	8,040,000	169,270
Belgacom SA1	5,030,800	151,731
América Móvil, SAB de CV, Series L (ADR)	5,930,000	150,741
TeliaSonera AB1	19,901,277	137,786
Turkcell Iletisim Hizmetleri AS1,2	25,786,000	127,117
OJSC Mobile TeleSystems (ADR)	8,478,250	121,154
DiGi.Com Bhd.1	10,002,000	103,163
Advanced Info Service PCL1	24,369,600	102,981
KT Corp. (ADR)	4,015,000	66,970
KT Corp.1	962,000	32,177
Bezeq — The Israel Telecommunication Corp. Ltd.1	34,700,000	73,599
Philippine Long Distance Telephone Co.1	1,053,250	58,744
Telekom Austria AG, non-registered shares1	2,352,361	26,745
Hutchison Telecommunications Hong Kong Holdings Ltd.1	48,082,000	17,047
Frontier Communications Corp., Class B	1,656,274	10,368
Telefónica, SA1	392,000	8,363
Portugal Telecom, SGPS, SA1	342,000	2,448
		7,443,346

UTILITIES — 9.03%
SSE PLC1,3	50,310,211	1,081,226
National Grid PLC1	83,992,412	831,929
GDF SUEZ1	24,703,320	695,632
Dominion Resources, Inc.	11,636,980	600,352
FirstEnergy Corp.	11,019,000	495,414
Southern Co.	9,750,000	421,200
Power Assets Holdings Ltd.1	44,868,000	342,272
Exelon Corp.	6,170,000	273,886
Progress Energy, Inc.	4,260,000	221,946
Public Service Enterprise Group Inc.	6,027,600	203,130
CEZ, a s1	3,931,000	166,169
Duke Energy Corp.	7,500,000	153,150
DTE Energy Co.	2,750,000	143,303
Xcel Energy Inc.	5,516,000	142,589
PG&E Corp.	3,282,932	140,838
Ratchaburi Electricity Generating Holding PCL1,3	94,250,000	126,101
NextEra Energy, Inc.	2,000,000	112,800
SUEZ Environnement Co.1	6,830,591	106,970
International Power PLC1	17,450,000	94,612
Electricity Generating PCL1,3	29,013,628	79,018
Consolidated Edison, Inc.	900,000	52,083
Entergy Corp.	752,500	52,050
NiSource Inc.	2,289,307	50,571
E.ON AG1	2,025,000	48,957
Pinnacle West Capital Corp.	738,200	33,647
PPL Corp.	1,000,000	29,370
Ameren Corp.	429,120	13,680
		6,712,895

FINANCIALS — 8.28%
HCP, Inc.	11,320,500	451,122
Link Real Estate Investment Trust1,3	117,175,000	400,501
HSBC Holdings PLC (Hong Kong)1	30,429,012	269,987
HSBC Holdings PLC (United Kingdom)1	9,731,535	84,922
Westfield Group1	37,509,175	301,640
Sampo Oyj, Class A1	10,374,801	284,631
Westpac Banking Corp.1	10,176,077	236,848
JPMorgan Chase & Co.	6,559,000	227,991
Bank of Nova Scotia	3,847,200	202,752
Bank of China Ltd., Class H1	567,355,400	200,113
China Construction Bank Corp., Class H1	265,525,360	193,005
Banco Santander (Brasil) SA, units	10,669,400	96,014
Banco Santander (Brasil) SA, units (ADR)	9,378,975	85,349
Fidelity National Financial, Inc.3	11,279,900	174,162
CapitaMall Trust, units1	114,364,592	170,645
Royal Bank of Canada	3,484,511	169,969
Industrial and Commercial Bank of China Ltd., Class H1	263,168,260	161,577
Ascendas Real Estate Investment Trust1	97,275,000	158,211
Canadian Imperial Bank of Commerce (CIBC)	2,000,000	150,690
Wells Fargo & Co.	5,430,000	140,691
BNP Paribas SA1	3,120,391	138,355
Itaú Unibanco Holding SA, preferred nominative	6,290,000	119,912
CapitaCommercial Trust1	129,709,300	115,921
Hudson City Bancorp, Inc.	18,165,000	113,531
Banco Bradesco SA, preferred nominative	6,019,276	108,861
Credit Suisse Group AG1,2	3,458,000	99,681
Chimera Investment Corp.	32,925,000	99,104
Hang Seng Bank Ltd.1	6,446,700	83,028
Deutsche Bank AG1	1,951,248	81,110
Mapletree Industrial Trust1,3	84,753,000	77,974
Banco Bilbao Vizcaya Argentaria, SA1	8,514,375	76,597
Weingarten Realty Investors	3,284,750	76,239
Arthur J. Gallagher & Co.	2,410,589	74,487
Prudential PLC1	6,569,231	67,956
Frasers Centrepoint Trust1,3	47,864,000	56,316
Astoria Financial Corp.3	6,405,000	53,162
Starwood Property Trust, Inc.	2,675,000	50,263
Société Générale1	1,729,788	49,600
Old Republic International Corp.	5,000,000	44,200
Equity Residential, shares of beneficial interest	750,500	44,039
United Bankshares, Inc.	1,775,000	42,139
Sunway Real Estate Investment Trust1	112,985,100	41,543
CapitaRetail China Trust1,3	43,545,000	40,703
Champion Real Estate Investment Trust1	92,611,638	38,299
Ascott Residence Trust1	42,102,000	35,039
Cache Logistics Trust1,3	41,000,000	32,090
Unibail-Rodamco SE, non-registered shares1	150,000	29,779
Westfield Retail Trust1	8,249,175	21,850
Westfield Retail Trust, units1	1,950,159	5,166
K-REIT Asia1	19,262,000	14,917
CDL Hospitality Trusts1	9,978,500	12,901
Parkway Life Real Estate Investment Trust1	8,300,000	11,849
Bank of New York Mellon Corp.	530,000	11,278
Colony Financial, Inc.	750,000	11,003
New York Community Bancorp, Inc.	465,246	6,192
Fannie Mae2	12,458,206	3,077
Freddie Mac2	5,300,000	1,325
		6,150,306

ENERGY — 6.74%
Royal Dutch Shell PLC, Class B1	37,490,889	1,345,447
Royal Dutch Shell PLC, Class B (ADR)	3,306,228	237,387
Royal Dutch Shell PLC, Class A (ADR)	2,755,000	195,357
ConocoPhillips	16,839,000	1,172,836
Eni SpA1	27,455,000	604,576
Enbridge Inc.	7,277,607	252,115
Woodside Petroleum Ltd.1	5,390,917	202,885
Sasol Ltd.1	4,333,670	195,762
BP PLC1	26,210,000	193,195
TOTAL SA1	2,634,000	137,741
TOTAL SA (ADR)	600,000	31,380
Husky Energy Inc.	6,445,000	165,465
Türkiye Petrol Rafinerileri AS1	4,712,447	106,046
Statoil ASA1	3,500,532	89,036
Spectra Energy Corp	2,783,220	79,684
		5,008,912

HEALTH CARE — 6.35%
Novartis AG1	23,281,000	1,315,204
Abbott Laboratories	16,870,000	908,787
Bristol-Myers Squibb Co.	18,814,300	594,344
Merck & Co., Inc.	12,426,307	428,708
GlaxoSmithKline PLC1	14,832,000	332,452
Pfizer Inc	15,284,000	294,370
Johnson & Johnson	4,000,000	257,560
Sonic Healthcare Ltd.1	14,481,270	167,183
Bayer AG1	2,181,000	139,104
Roche Holding AG1	845,000	138,921
Orion Oyj, Class B1	6,240,600	129,765
Oriola-KD Oyj, Class B1	4,205,677	11,554
		4,717,952

INDUSTRIALS — 4.00%
MAp Group1,3	101,375,073	362,021
Lockheed Martin Corp.	4,553,500	345,611
Waste Management, Inc.	6,900,700	227,240
Hutchison Port Holdings Trust1,4	233,532,000	154,429
Hutchison Port Holdings Trust1	90,287,000	59,705
Singapore Technologies Engineering Ltd1	91,974,000	206,009
Brambles Ltd.1	25,551,445	176,335
Legrand SA1	4,600,000	162,266
Leighton Holdings Ltd.1	6,294,267	140,853
Hays PLC1,3	89,975,129	113,741
Siemens AG1	1,000,000	104,809
Watsco, Inc.	1,585,000	97,731
FirstGroup PLC1	18,048,166	96,373
BAE Systems PLC1	18,000,000	79,509
SMRT Corp. Ltd.1	51,160,000	74,851
Hopewell Highway Infrastructure Ltd.1	126,218,430	69,395
Emerson Electric Co.	1,280,000	61,594
Securitas AB, Class B1	5,873,565	53,294
Jardine Matheson Holdings Ltd.1	958,800	48,064
SATS Ltd.1	24,526,000	47,749
Singapore Post Private Ltd.1	48,282,000	39,283
Uponor Oyj1	3,654,768	37,728
Geberit AG1,2	182,319	37,305
BELIMO Holding AG1	18,215	32,645
Seco Tools AB, Class B1	2,379,374	32,025
IMI PLC1	2,125,000	28,053
SIA Engineering Co. Ltd.1	8,617,000	25,201
United Technologies Corp.	242,000	18,871
AB SKF, Class B1	764,394	16,871
Steelcase Inc., Class A	1,867,000	13,835
Interserve PLC1	1,902,995	10,086
Pitney Bowes Inc.	47,700	972
		2,974,454

CONSUMER DISCRETIONARY — 3.42%
McDonald’s Corp.	5,101,000	473,628
Home Depot, Inc.	11,544,500	413,293
Time Warner Cable Inc.	3,293,100	209,738
Darden Restaurants, Inc.	4,141,565	198,298
British Sky Broadcasting Group PLC1	16,674,000	187,192
OPAP SA1	15,213,781	176,109
William Hill PLC1,3	39,536,488	137,000
Greene King PLC1,3	14,073,299	101,289
Kingfisher PLC1	18,845,000	77,935
Marks and Spencer Group PLC1	14,380,967	73,897
Genuine Parts Co.	1,195,000	68,629
Daimler AG1	1,215,400	61,746
TUI Travel PLC1	17,924,755	48,928
Leggett & Platt, Inc.	2,180,000	47,742
Stella International Holdings Ltd.1	20,532,500	46,434
Intercontinental Hotels Group PLC1	2,412,352	44,503
Halfords Group PLC1	8,399,000	43,832
Ekornes ASA1,3	1,980,425	40,508
Kesa Electricals PLC1	13,430,200	22,271
Bijou Brigitte modische Accessoires AG1	233,795	21,780
Headlam Group PLC1	3,808,547	16,267
TAKKT AG1	1,023,877	12,976
Aristocrat Leisure Ltd.1	3,791,027	8,959
Esprit Holdings Ltd.1	2,645,512	3,824
GAME Group PLC1	7,840,000	2,423
		2,539,201

INFORMATION TECHNOLOGY — 3.25%
HTC Corp.1	18,151,973	403,637
MediaTek Inc.1	28,005,774	294,140
Delta Electronics, Inc.1	104,851,233	244,892
Maxim Integrated Products, Inc.	8,290,700	216,885
Quanta Computer Inc.1	105,072,190	207,845
Siliconware Precision Industries Co., Ltd.1,3	173,970,300	177,382
Analog Devices, Inc.	3,451,200	126,210
Compal Electronics, Inc.1	136,256,715	124,741
VTech Holdings Ltd.1,3	13,454,000	124,058
Paychex, Inc.	4,000,000	116,560
Xilinx, Inc.	2,589,100	86,631
Redecard SA, ordinary nominative	4,086,400	68,668
Neopost SA1	691,459	52,655
Playtech Ltd.1	10,202,254	44,619
Kingboard Laminates Holdings Ltd.1	68,864,500	37,092
Canon, Inc.1	761,800	34,788
Cielo SA, ordinary nominative	1,221,200	32,364
Halma PLC1	1,956,667	10,510
Oakton Ltd.1	4,563,514	8,038
		2,411,715

MATERIALS — 1.83%
Amcor Ltd.1	42,943,530	314,669
CRH PLC1	11,864,160	213,493
E.I. du Pont de Nemours and Co.	4,000,000	192,280
RPM International, Inc.3	8,340,000	187,400
Koninklijke DSM NV1	3,271,000	167,438
Fletcher Building Ltd.1	21,176,596	112,810
Israel Chemicals Ltd.1	8,793,383	104,758
Akzo Nobel NV1	600,000	31,551
Rautaruukki Oyj1	1,431,029	15,214
Symrise AG1	385,000	9,916
voestalpine AG1	183,000	6,278
China Steel Corp.1	1,393,930	1,385
		1,357,192

MISCELLANEOUS — 3.28%
Other common stocks in initial period of acquisition		2,440,927

Total common stocks (cost: $49,234,183,000)		51,962,913

		Value
Preferred stocks — 0.07%	Shares	(000)

FINANCIALS — 0.04%
Public Storage, Inc., Series F, 6.45%	1,000,000	$25,210
HSBC Holdings PLC, Series 2, 8.00%	200,000	5,371
		30,581

UTILITIES — 0.03%
Southern Co. 5.625%	800,000	20,475

INDUSTRIALS — 0.00%
General Electric Co. PINES 5.50%	76,200	1,942

Total preferred stocks (cost: $51,746,000)		52,998

	Shares or
Convertible securities — 0.20%	principal amount

UTILITIES — 0.11%
PPL Corp. 9.50% convertible preferred 2013, units	1,495,000	84,991

CONSUMER DISCRETIONARY — 0.02%
TUI Travel PLC 4.90% convertible notes 2017	£4,100,000	5,223
TUI Travel PLC 6.00% convertible notes 2014	£9,200,000	12,714
		17,937

CONSUMER STAPLES — 0.02%
Universal Corp. 6.75% convertible preferred	16,000	16,424

INDUSTRIALS — 0.02%
United Continental Holdings, Inc. 6.00% convertible preferred 2030	347,000	11,309

FINANCIALS — 0.01%
Washington Mutual, Inc., Series R, 7.75% noncumulative convertible preferred2	76,628	1,835
Fannie Mae 5.375% convertible preferred 20322	240	1,560
		3,395

MISCELLANEOUS — 0.02%
Other convertible securities in initial period of acquisition		15,408

Total convertible securities (cost: $240,264,000)		149,464

	Principal amount
Bonds & notes — 23.84%	(000)

MORTGAGE-BACKED OBLIGATIONS5 — 8.05%
Fannie Mae 4.89% 2012	$25,000	25,360
Fannie Mae, Series 2002-T11, Class B, 5.341% 2012	30,000	30,591
Fannie Mae, Series 2002-15, Class PG, 6.00% 2017	3,934	4,248
Fannie Mae 5.00% 2018	3,245	3,484
Fannie Mae 4.50% 2019	8,635	9,245
Fannie Mae 5.50% 2019	1,258	1,363
Fannie Mae 4.50% 2020	3,772	4,038
Fannie Mae 5.50% 2020	3,121	3,382
Fannie Mae, Series 2006-78, Class CG, 4.50% 2021	15,000	15,905
Fannie Mae 6.00% 2021	3,311	3,598
Fannie Mae, Series 2003-48, Class TJ, 4.50% 2022	11,296	11,629
Fannie Mae 5.00% 2023	5,611	6,058
Fannie Mae 4.00% 2024	59,512	62,623
Fannie Mae 4.00% 2024	31,455	33,100
Fannie Mae 4.00% 2024	17,103	18,015
Fannie Mae 4.00% 2024	17,117	18,012
Fannie Mae 4.50% 2024	40,714	43,422
Fannie Mae 4.50% 2024	14,504	15,469
Fannie Mae 4.50% 2024	12,976	13,840
Fannie Mae 4.50% 2024	5,486	5,843
Fannie Mae 6.00% 2024	8,960	9,900
Fannie Mae 6.00% 2024	74	80
Fannie Mae 3.50% 2025	24,271	25,261
Fannie Mae 3.50% 2025	20,300	21,128
Fannie Mae 3.50% 2025	18,224	18,967
Fannie Mae 3.50% 2025	9,492	9,879
Fannie Mae 3.50% 2025	9,120	9,492
Fannie Mae 3.50% 2025	1,779	1,852
Fannie Mae 3.00% 2026	111,151	113,930
Fannie Mae 3.00% 2026	60,220	61,519
Fannie Mae 3.50% 2026	68,673	71,473
Fannie Mae 6.00% 2026	34,230	37,822
Fannie Mae 6.00% 2026	4,039	4,443
Fannie Mae 6.00% 2027	70,496	77,542
Fannie Mae 6.00% 2028	2,647	2,911
Fannie Mae 6.00% 2028	1,932	2,121
Fannie Mae 6.00% 2028	1,537	1,691
Fannie Mae 6.00% 2028	1,502	1,652
Fannie Mae, Series 2001-25, Class ZA, 6.50% 2031	1,585	1,785
Fannie Mae 5.00% 2035	112,549	121,429
Fannie Mae, Series 2005-68, Class PG, 5.50% 2035	8,818	9,905
Fannie Mae, Series 2006-32, Class OA, principal only, 0% 2036	8,950	7,878
Fannie Mae, Series 2006-51, Class PO, principal only, 0% 2036	6,033	5,422
Fannie Mae, Series 2006-56, Class OG, principal only, 0% 2036	1,382	1,228
Fannie Mae, Series 2006-96, Class OP, principal only, 0% 2036	1,254	1,114
Fannie Mae, Series 2006-65, Class PF, 0.525% 20366	8,495	8,464
Fannie Mae, Series 2006-101, Class PC, 5.50% 2036	13,893	15,328
Fannie Mae, Series 2006-106, Class HG, 6.00% 2036	42,931	48,427
Fannie Mae, Series 2006-43, Class PX, 6.00% 2036	37,193	41,443
Fannie Mae 6.00% 2036	29,397	32,429
Fannie Mae, Series 2006-49, Class PA, 6.00% 2036	28,012	31,562
Fannie Mae 6.00% 2036	22,254	24,549
Fannie Mae 6.00% 2036	15,954	17,540
Fannie Mae 6.00% 2036	13,671	15,081
Fannie Mae 6.00% 2036	6,322	6,950
Fannie Mae 7.00% 2036	993	1,123
Fannie Mae 7.50% 2036	689	772
Fannie Mae, Series 2007-37, Class AP, 5.25% 2037	52,900	59,204
Fannie Mae, Series 2007-40, Class PT, 5.50% 2037	39,642	44,041
Fannie Mae, Series 2007-33, Class HE, 5.50% 2037	11,494	12,670
Fannie Mae 6.00% 2037	20,210	22,174
Fannie Mae 6.00% 2037	17,285	18,955
Fannie Mae 6.00% 2037	10,611	11,706
Fannie Mae 6.00% 2037	6,135	6,741
Fannie Mae 6.50% 2037	14,590	16,070
Fannie Mae 6.50% 2037	1,702	1,875
Fannie Mae 6.50% 2037	1,585	1,746
Fannie Mae 6.50% 2037	628	692
Fannie Mae 7.00% 2037	20,709	23,406
Fannie Mae 7.00% 2037	957	1,081
Fannie Mae 7.50% 2037	3,126	3,500
Fannie Mae 7.50% 2037	991	1,110
Fannie Mae 7.50% 2037	560	642
Fannie Mae 7.50% 2037	536	600
Fannie Mae 7.50% 2037	168	188
Fannie Mae 5.127% 20386	10,053	10,895
Fannie Mae 5.353% 20386	9,580	10,212
Fannie Mae 5.456% 20386	1,084	1,162
Fannie Mae 5.50% 2038	19,563	21,357
Fannie Mae 5.50% 2038	15,165	16,555
Fannie Mae 5.50% 2038	11,837	12,922
Fannie Mae 5.50% 2038	7,894	8,619
Fannie Mae 5.50% 2038	6,265	6,806
Fannie Mae 5.50% 2038	3,490	3,810
Fannie Mae 6.00% 2038	330,680	364,229
Fannie Mae 6.00% 2038	119,053	130,810
Fannie Mae 6.00% 2038	42,445	46,637
Fannie Mae 6.00% 2038	34,810	38,166
Fannie Mae 6.00% 2038	9,073	9,969
Fannie Mae 6.00% 2038	6,003	6,595
Fannie Mae 6.00% 2038	4,885	5,365
Fannie Mae 7.00% 2038	553	625
Fannie Mae 3.547% 20396	11,585	12,127
Fannie Mae 3.567% 20396	9,620	10,041
Fannie Mae 3.58% 20396	9,591	10,057
Fannie Mae 3.645% 20396	11,576	12,215
Fannie Mae 3.671% 20396	3,253	3,399
Fannie Mae 3.732% 20396	5,298	5,592
Fannie Mae 3.797% 20396	9,279	9,773
Fannie Mae 3.816% 20396	5,967	6,259
Fannie Mae 3.823% 20396	6,035	6,391
Fannie Mae 3.866% 20396	9,271	9,717
Fannie Mae 3.883% 20396	2,629	2,770
Fannie Mae 3.942% 20396	6,153	6,488
Fannie Mae 3.947% 20396	1,919	2,026
Fannie Mae 6.00% 2039	77,035	84,642
Fannie Mae 6.00% 2039	29,548	32,396
Fannie Mae 6.00% 2039	17,327	19,038
Fannie Mae 4.00% 2040	6,881	7,165
Fannie Mae 4.50% 2040	3,112	3,319
Fannie Mae 4.50% 2040	2,238	2,384
Fannie Mae 4.50% 2040	2,092	2,229
Fannie Mae 4.50% 2040	1,958	2,088
Fannie Mae 4.50% 2040	1,808	1,928
Fannie Mae 4.50% 2040	1,703	1,814
Fannie Mae 4.50% 2040	1,561	1,663
Fannie Mae 4.50% 2040	1,250	1,333
Fannie Mae 4.50% 2040	1,001	1,066
Fannie Mae 4.50% 2040	999	1,065
Fannie Mae 4.50% 2040	628	669
Fannie Mae 4.50% 2040	608	647
Fannie Mae 4.50% 2040	187	200
Fannie Mae 4.50% 2040	132	141
Fannie Mae 5.00% 2040	17,393	18,880
Fannie Mae 5.00% 2040	6,076	6,595
Fannie Mae 5.00% 2040	3,972	4,311
Fannie Mae 6.00% 2040	58,010	63,792
Fannie Mae 6.00% 2040	20,003	21,978
Fannie Mae 3.50% 2041	193,830	197,252
Fannie Mae 3.50% 2041	9,240	9,447
Fannie Mae 4.00% 2041	66,380	69,025
Fannie Mae 4.00% 2041	63,326	66,113
Fannie Mae 4.00% 2041	38,785	40,560
Fannie Mae 4.00% 2041	24,404	25,406
Fannie Mae 4.00% 2041	17,862	18,596
Fannie Mae 4.00% 2041	14,553	15,151
Fannie Mae 4.00% 2041	10,434	10,898
Fannie Mae 4.00% 2041	8,828	9,190
Fannie Mae 4.00% 2041	7,964	8,291
Fannie Mae 4.00% 2041	7,932	8,258
Fannie Mae 4.00% 2041	6,725	7,021
Fannie Mae 4.00% 2041	6,651	6,924
Fannie Mae 4.00% 2041	5,897	6,140
Fannie Mae 4.50% 2041	171,410	181,266
Fannie Mae 4.50% 2041	45,220	47,884
Fannie Mae 4.50% 2041	35,666	38,056
Fannie Mae 4.50% 2041	30,495	32,292
Fannie Mae 4.50% 2041	27,928	29,749
Fannie Mae 4.50% 2041	26,885	28,637
Fannie Mae 4.50% 2041	24,294	25,878
Fannie Mae 4.50% 2041	24,114	25,534
Fannie Mae 4.50% 2041	12,166	12,982
Fannie Mae 4.50% 2041	11,963	12,776
Fannie Mae 4.50% 2041	10,303	11,013
Fannie Mae 4.50% 2041	9,370	9,981
Fannie Mae 4.50% 2041	9,195	9,737
Fannie Mae 4.50% 2041	8,190	8,724
Fannie Mae 4.50% 2041	4,455	4,751
Fannie Mae 4.50% 2041	3,249	3,461
Fannie Mae 4.50% 2041	2,437	2,599
Fannie Mae 4.50% 2041	2,382	2,538
Fannie Mae 4.50% 2041	1,758	1,873
Fannie Mae 4.50% 2041	444	472
Fannie Mae 4.50% 2041	306	325
Fannie Mae 5.00% 2041	52,420	56,384
Fannie Mae 5.00% 2041	21,345	23,170
Fannie Mae 5.00% 2041	17,000	18,479
Fannie Mae 5.00% 2041	12,935	14,041
Fannie Mae 5.00% 2041	11,293	12,258
Fannie Mae 5.00% 2041	8,547	9,291
Fannie Mae 5.00% 2041	7,125	7,734
Fannie Mae 5.00% 2041	6,514	7,097
Fannie Mae 5.00% 2041	6,336	6,878
Fannie Mae 5.00% 2041	6,184	6,737
Fannie Mae 5.00% 2041	5,229	5,643
Fannie Mae 5.00% 2041	5,020	5,473
Fannie Mae 5.00% 2041	4,754	5,183
Fannie Mae 5.00% 2041	4,340	4,711
Fannie Mae 5.00% 2041	2,050	2,225
Fannie Mae 5.50% 2036	140,760	152,703
Fannie Mae 6.00% 2039	174,080	190,808
Fannie Mae 6.50% 2037	30,960	34,124
Fannie Mae, Series 2001-50, Class BA, 7.00% 2041	223	251
Fannie Mae, Series 2002-W3, Class A-5, 7.50% 2041	183	220
Fannie Mae 7.00% 2047	1,288	1,430
Freddie Mac, Series 2890, Class KT, 4.50% 2019	2,500	2,768
Freddie Mac 5.50% 2019	4,142	4,471
Freddie Mac, Series 2642, Class BL, 3.50% 2023	3,902	4,041
Freddie Mac, Series 2626, Class NG, 3.50% 2023	2,075	2,133
Freddie Mac 5.50% 2023	7,474	8,059
Freddie Mac, Series 1617, Class PM, 6.50% 2023	1,899	2,112
Freddie Mac, Series 3135, Class OP, principal only, 0% 2026	3,021	2,712
Freddie Mac 6.00% 2026	10,748	11,777
Freddie Mac 6.00% 2026	8,808	9,651
Freddie Mac 5.50% 2027	19,132	20,772
Freddie Mac 6.50% 2027	10,995	12,224
Freddie Mac, Series 2153, Class GG, 6.00% 2029	3,469	3,904
Freddie Mac, Series 2122, Class QM, 6.25% 2029	6,535	7,356
Freddie Mac 6.50% 2032	1,767	1,973
Freddie Mac, Series 3061, Class PN, 5.50% 2035	14,030	15,642
Freddie Mac, Series 3136, Class OP, principal only, 0% 2036	14,730	13,580
Freddie Mac, Series 3155, Class FO, principal only, 0% 2036	8,626	7,902
Freddie Mac, Series 3149, Class MO, principal only, 0% 2036	3,494	3,182
Freddie Mac, Series 3147, Class OD, principal only, 0% 2036	3,432	3,120
Freddie Mac, Series 3149, Class AO, principal only, 0% 2036	3,062	2,816
Freddie Mac, Series 3117, Class OG, principal only, 0% 2036	1,909	1,708
Freddie Mac, Series 3156, Class NG, 6.00% 2036	33,833	38,320
Freddie Mac, Series 3286, Class JN, 5.50% 2037	23,065	25,198
Freddie Mac 5.676% 20376	6,823	7,286
Freddie Mac, Series 3271, Class OA, 6.00% 2037	22,073	25,169
Freddie Mac 5.00% 2038	8,908	9,628
Freddie Mac 5.00% 2038	8,458	9,142
Freddie Mac 5.00% 2038	2,563	2,770
Freddie Mac 5.00% 2038	1,930	2,086
Freddie Mac 5.00% 2038	1,661	1,800
Freddie Mac 5.00% 2038	41	44
Freddie Mac 5.041% 20386	6,019	6,496
Freddie Mac 5.50% 2038	95,909	103,824
Freddie Mac 5.50% 2038	95,205	103,061
Freddie Mac 5.50% 2038	35,115	38,024
Freddie Mac 5.50% 2038	26,605	28,801
Freddie Mac 5.538% 20386	5,492	5,816
Freddie Mac 5.889% 20386	8,554	9,232
Freddie Mac 3.555% 20396	3,016	3,160
Freddie Mac 5.00% 2039	59,430	63,807
Freddie Mac 5.00% 2039	95	102
Freddie Mac 5.50% 2039	156,048	168,973
Freddie Mac 5.00% 2040	8,525	9,155
Freddie Mac 5.00% 2041	16,780	18,186
Freddie Mac 5.00% 2041	16,086	17,434
Freddie Mac 5.00% 2041	5,008	5,428
Freddie Mac 5.00% 2041	4,396	4,775
Freddie Mac 5.00% 2041	4,093	4,446
Freddie Mac 5.00% 2041	3,316	3,594
Freddie Mac 5.00% 2041	3,054	3,317
Freddie Mac 5.00% 2041	2,945	3,199
Freddie Mac 5.00% 2041	2,229	2,421
Freddie Mac 5.00% 2041	994	1,069
Freddie Mac 6.50% 2047	2,525	2,747
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2001-C1, Class F, 6.878% 20354,6	5,050	5,041
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2004-CBX, Class A-5, 4.654% 2037	3,330	3,389
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CB12, Class A-4, 4.895% 2037	5,000	5,506
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2003-ML1, Class A-1, 3.972% 2039	3,494	3,520
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP3, Class A-4B, 4.996% 20426	14,840	15,268
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CIBC13, Class A-4, 5.278% 20436	7,200	7,713
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CIBC13, Class A-M, 5.319% 20436	16,830	15,886
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CIBC14, Class A-4, 5.481% 20446	15,000	16,178
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A-4, 5.878% 20456	60,508	67,181
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2011-C4, Class A-2, 3.341% 20464	11,255	11,403
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2011-C3A, Class A-2, 3.673% 20464	17,400	17,911
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP1, Class A-2, 4.625% 2046	11,755	11,898
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class A-2, 5.434% (undated)	21,095	21,813
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB19, Class A-4, 5.739% 20496	9,597	10,429
Government National Mortgage Assn. 6.00% 2033	2,086	2,341
Government National Mortgage Assn. 5.50% 2034	5,990	6,698
Government National Mortgage Assn. 5.50% 2034	3,847	4,302
Government National Mortgage Assn. 6.00% 2034	3,607	4,049
Government National Mortgage Assn., Series 2005-7, Class AO, principal only, 0% 2035	6,405	5,655
Government National Mortgage Assn. 5.50% 2035	4,185	4,680
Government National Mortgage Assn. 5.50% 2036	2,765	3,086
Government National Mortgage Assn. 6.00% 2036	1,828	2,050
Government National Mortgage Assn., Series 2007-8, Class LO, principal only, 0% 2037	6,593	5,914
Government National Mortgage Assn. 4.50% 2037	12,008	13,117
Government National Mortgage Assn. 6.00% 2037	6,954	7,794
Government National Mortgage Assn. 5.50% 2039	6,466	7,201
Government National Mortgage Assn. 5.50% 2039	1,530	1,701
Government National Mortgage Assn. 6.00% 2039	11,193	12,510
Government National Mortgage Assn. 6.50% 2039	3,288	3,689
Government National Mortgage Assn. 3.50% 2040	793	825
Government National Mortgage Assn. 4.50% 2040	10,913	11,852
Government National Mortgage Assn. 4.50% 2040	6,700	7,277
Government National Mortgage Assn. 4.50% 2040	2,220	2,413
Government National Mortgage Assn. 5.00% 2040	3,970	4,380
Government National Mortgage Assn. 5.00% 2040	3,469	3,822
Government National Mortgage Assn. 5.00% 2040	714	788
Government National Mortgage Assn. 5.00% 2040	103	114
Government National Mortgage Assn. 6.50% 2041	3,996	4,490
Government National Mortgage Assn. 5.816% 2058	13,220	14,460
Government National Mortgage Assn., Series 2003, 6.116% 2058	1,476	1,631
Government National Mortgage Assn. 6.172% 2058	1,581	1,706
Government National Mortgage Assn. 6.205% 2058	4,433	4,922
Government National Mortgage Assn. 6.22% 2058	2,883	3,126
CS First Boston Mortgage Securities Corp., Series 2002-30, Class I-A-1, 7.50% 2032	473	507
CS First Boston Mortgage Securities Corp., Series 2002-34, Class I-A-1, 7.50% 2032	277	292
CS First Boston Mortgage Securities Corp., Series 2003-21, Class V-A-1, 6.50% 2033	389	406
CS First Boston Mortgage Securities Corp., Series 2001-CK6, Class A-3, 6.387% 2036	3	3
CS First Boston Mortgage Securities Corp., Series 2004-C5, Class A-3, 4.499% 2037	9,005	8,994
CS First Boston Mortgage Securities Corp., Series 2002-CKN2, Class A-3, 6.133% 2037	2,933	2,959
CS First Boston Mortgage Securities Corp., Series 2005-C5, Class A-3, 5.10% 20386	13,592	13,786
CS First Boston Mortgage Securities Corp., Series 2006-C5, Class A-3, 5.311% 2039	32,645	34,720
CS First Boston Mortgage Securities Corp., Series 2006-C1, Class A-AB, 5.42% 20396	15,376	16,199
CS First Boston Mortgage Securities Corp., Series 2007-C4, Class A-4, 5.795% 20396	25,290	26,353
CS First Boston Mortgage Securities Corp., Series 2005-C6, Class A-3, 5.23% 20406	23,544	24,395
Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A-2, 5.117% 2037	3,234	3,272
Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A-4-1, 5.243% 20376	38,142	40,445
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A-4, 5.877% 20386	14,395	15,903
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A-4, 5.444% 2039	11,000	11,795
American Tower Trust I, Series 2007-1A, Class A-FX, 5.42% 20374	27,000	28,168
American Tower Trust I, Series 2007-1A, Class C, 5.615% 20374	10,000	10,811
American Tower Trust I, Series 2007-1A, Class D, 5.957% 20374	15,000	16,188
Citigroup-Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A-5, 5.617% 2048	47,426	51,150
Banc of America Commercial Mortgage Inc., Series 2005-1, Class A-3, 4.877% 2042	6,118	6,123
Banc of America Commercial Mortgage Inc., Series 2005-5, Class A-4, 5.115% 20456	3,500	3,837
Banc of America Commercial Mortgage Inc., Series 2005-5, Class A-3A, 5.12% 20456	21,700	22,009
Banc of America Commercial Mortgage Inc., Series 2006-2, Class A-3, 5.703% 20456	4,955	5,136
Banc of America Commercial Mortgage Inc., Series 2006-4, Class A-4, 5.634% 2046	5,000	5,533
Banc of America Commercial Mortgage Inc., Series 2007-3, Class A-4, 5.623% (undated)6	5,000	5,303
Wachovia Bank Commercial Mortgage Trust, Series 2005-C22, Class A-2, 5.242% 2044	2,981	3,004
Wachovia Bank Commercial Mortgage Trust, Series 2005-C22, Class A-4, 5.269% 20446	30,000	33,424
Wachovia Bank Commercial Mortgage Trust, Series 2006-C23, Class A-PB, 5.446% 2045	4,198	4,265
Morgan Stanley Capital I Trust, Series 2005-HQ7, Class A-2, 5.202% 20426	16,482	16,785
Morgan Stanley Capital I Trust, Series 2006-IQ11, Class A-M, 5.734% 20426	20,105	20,050
Bank of America 5.50% 20124	30,000	30,838
Northern Rock PLC 5.625% 20174	20,000	21,313
Northern Rock PLC 5.625% 2017	6,000	6,394
ML-CFC Commercial Mortgage Trust, Series 2006-4, Class A-3, 5.172% (undated)6	25,000	27,061
DBUBS Mortgage Trust, Series 2011-LC1A, Class A1, 3.742% 20464	24,628	25,695
Crown Castle Towers LLC, Series 2010-1, Class C, 4.523% 20354	8,000	8,424
Crown Castle Towers LLC, Series 2010-5, Class C, 4.174% 20374	15,000	15,334
HBOS Treasury Services PLC 5.00% 20114	6,920	6,933
HBOS Treasury Services PLC 5.25% 20174	14,000	15,030
GE Commercial Mortgage Corp., Series 2005-C2, Class A-2, 4.706% 2043	2,560	2,559
GE Commercial Mortgage Corp., Series 2005-C4, Class A-3A, 5.314% 20456	17,000	17,444
Bear Stearns Commercial Mortgage Securities Inc., Series 2005-PWR9, Class A-AB, 4.804% 2042	16,578	17,310
Banco Bilbao Vizcaya Argentaria, SA 5.75% 20174	15,000	15,286
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-PWR13, Class A-2, 5.426% 2041	3,319	3,315
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-PWR13, Class A-4, 5.54% 2041	6,300	6,958
Merrill Lynch Mortgage Trust, Series 2005-MKB2, Class A-2, 4.806% 2042	3,540	3,563
Merrill Lynch Mortgage Trust, Series 2005-MCP1, Class A-2, 4.556% 2043	833	847
Merrill Lynch Mortgage Trust, Series 2005-MCP1, Class A-4, 4.747% 20436	5,065	5,461
GE Capital Commercial Mortgage Corp., Series 2002-3, Class A-2, 4.996% 2037	9,260	9,480
COBALT CMBS Commercial Mortgage Trust, Series 2006-C1, Class A-2, 5.174% 2048	9,060	9,224
Washington Mutual Mortgage, WMALT Series 2005-1, Class 5-A-1, 6.00% 2035	7,487	6,651
American General Mortgage Loan Trust, Series 2010-1A, Class A-1, 5.15% 20584,6	5,571	5,712
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP8, Class A-4, 5.399% 2045	5,000	5,507
LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class A-3, 4.647% 2030	1,662	1,666
LB-UBS Commercial Mortgage Trust, Series 2005-C7, Class A-4, 5.197% 20306	2,500	2,787
Countrywide Alternative Loan Trust, Series 2004-14T2, Class A-2, 5.50% 2034	2,601	2,577
Cendant Mortgage Capital LLC, Series 2003-5P, Class A-3, 4.906% 20194,6	1,752	1,744
Bear Stearns ARM Trust, Series 2003-8, Class III-A, 2.774% 20346	1,820	1,546
Banc of America Mortgage Securities Inc., Series 2004-B, Class 1-A1, 2.746% 20346	233	217
Commercial Mortgage Trust, Series 2004-LNB2, Class A-3, 4.221% 2039	203	203
		5,983,326

BONDS & NOTES OF U.S. GOVERNMENT & GOVERNMENT AGENCIES — 6.53%
U.S. Treasury 1.125% 2011	30,000	30,041
U.S. Treasury 0.875% 2012	52,990	53,137
U.S. Treasury 1.375% 2012	160,030	162,034
U.S. Treasury 1.875% 2012	75,000	75,821
U.S. Treasury 4.375% 2012	30,000	31,000
U.S. Treasury 4.875% 2012	137,240	139,154
U.S. Treasury 4.875% 2012	75,000	77,371
U.S. Treasury 0.625% 2013	100	101
U.S. Treasury 2.75% 2013	50,000	52,476
U.S. Treasury 3.125% 2013	25,000	26,316
U.S. Treasury 4.25% 2013	122,000	130,716
U.S. Treasury 4.25% 2014	100,000	111,525
U.S. Treasury 1.625% 20157	9,206	10,041
U.S. Treasury 4.25% 2015	75,000	85,219
U.S. Treasury 9.875% 2015	83,820	114,651
U.S. Treasury 10.625% 2015	7,500	10,319
U.S. Treasury 11.25% 2015	120,480	162,729
U.S. Treasury 0.125% 20167	70,996	74,564
U.S. Treasury 1.00% 2016	94,015	94,219
U.S. Treasury 1.00% 2016	7,945	7,952
U.S. Treasury 1.75% 2016	10,000	10,404
U.S. Treasury 2.125% 2016	1,500	1,587
U.S. Treasury 2.625% 2016	26,140	28,203
U.S. Treasury 7.50% 2016	190,000	251,102
U.S. Treasury 9.25% 2016	96,000	130,577
U.S. Treasury 3.25% 2017	47,190	52,484
U.S. Treasury 8.75% 2017	50,000	70,574
U.S. Treasury 8.875% 2017	100,000	143,284
U.S. Treasury 2.125% 20197	25,554	30,094
U.S. Treasury 8.125% 2019	9,000	13,264
U.S. Treasury 3.50% 2020	25,000	28,250
U.S. Treasury 8.75% 2020	108,370	168,812
U.S. Treasury 8.75% 2020	30,000	46,477
U.S. Treasury 0.625% 20217	67,992	71,855
U.S. Treasury 2.125% 2021	10,461	10,455
U.S. Treasury 3.125% 2021	42,500	46,372
U.S. Treasury 3.625% 2021	10,000	11,364
U.S. Treasury 8.00% 2021	22,500	34,549
U.S. Treasury 8.125% 2021	25,000	38,476
U.S. Treasury 6.25% 2023	25,000	34,965
U.S. Treasury 7.125% 2023	25,000	37,024
U.S. Treasury 6.875% 2025	25,000	37,519
U.S. Treasury 6.75% 2026	6,325	9,493
U.S. Treasury 4.50% 2036	8,000	10,015
U.S. Treasury 4.375% 2039	61,290	75,789
U.S. Treasury 4.375% 2040	27,200	33,659
U.S. Treasury 4.625% 2040	22,930	29,476
U.S. Treasury 3.75% 2041	47,700	53,265
U.S. Treasury 4.75% 2041	521,340	684,582
Fannie Mae, Series 1, 4.75% 2012	75,000	78,465
Fannie Mae 6.125% 2012	251,000	256,595
Fannie Mae 2.50% 2014	25,000	26,259
Fannie Mae 2.75% 2014	50,000	52,679
Fannie Mae 4.625% 2014	25,000	27,937
Fannie Mae 5.00% 2015	25,000	28,649
Fannie Mae 5.375% 2016	10,420	12,432
Federal Home Loan Bank, Series 363, 4.50% 2012	50,000	52,163
Federal Home Loan Bank, Series 312, 5.75% 2012	25,000	25,747
Federal Home Loan Bank 3.625% 2013	105,000	111,650
Federal Home Loan Bank 5.50% 2014	82,500	93,742
Freddie Mac 5.75% 2012	75,000	75,851
Freddie Mac 3.00% 2014	40,000	42,648
Freddie Mac 5.00% 2014	40,000	44,764
Freddie Mac 5.50% 2016	14,580	17,424
United States Government Agency-Guaranteed (FDIC insured), Citigroup Inc. 1.875% 2012	20,000	20,173
United States Government Agency-Guaranteed (FDIC insured), Citigroup Inc. 1.875% 2012	15,000	15,236
United States Government Agency-Guaranteed (FDIC insured), Citigroup Inc. 1.875% 2012	10,000	10,098
United States Government Agency-Guaranteed (FDIC insured), Citigroup Inc. 2.25% 2012	6,300	6,441
United States Government Agency-Guaranteed (FDIC insured), Goldman Sachs Group, Inc. 0.547% 20126	25,000	25,037
United States Government Agency-Guaranteed (FDIC insured), Goldman Sachs Group, Inc. 3.25% 2012	15,000	15,273
CoBank ACB 7.875% 20184	17,160	20,716
CoBank ACB 0.947% 20224,6	18,690	16,821
United States Government Agency-Guaranteed (FDIC insured), Ally Financial Inc. 1.75% 2012	15,000	15,220
United States Government Agency-Guaranteed (FDIC insured), Ally Financial Inc. 2.20% 2012	20,000	20,430
United States Government Agency-Guaranteed (FDIC insured), General Electric Capital Corp., Series G, 2.625% 2012	20,000	20,538
United States Government Agency-Guaranteed (FDIC insured), Bank of America Corp. 2.10% 2012	18,335	18,506
United States Government Agency-Guaranteed (FDIC insured), Morgan Stanley 2.25% 2012	15,000	15,117
United States Government Agency-Guaranteed (FDIC insured), JPMorgan Chase & Co. 0.608% 20126	15,000	15,067
Federal Farm Credit Banks, Consolidated Systemwide Designated Bonds, 3.00% 2014	10,000	10,684
United States Government Agency-Guaranteed (FDIC insured), Sovereign Bancorp, Inc. 2.75% 2012	10,000	10,055
US AgBank, junior subordinated 6.11% (undated)4,6	13,000	8,450
		4,854,223

FINANCIALS — 2.88%
Prologis, Inc. 7.625% 2014	24,420	27,050
Prologis, Inc. 6.25% 2017	34,380	37,636
Prologis, Inc. 6.625% 2018	35,930	39,264
Prologis, Inc. 6.625% 2019	6,878	7,513
Prologis, Inc. 7.375% 2019	38,684	44,104
Prologis, Inc. 6.875% 2020	88,100	97,944
Westfield Capital Corp. Ltd., WT Finance (Australia) Pty Ltd. and WEA Finance LLC 5.125% 20144	20,285	21,723
Westfield Group 7.50% 20144	20,000	22,374
Westfield Group 5.75% 20154	26,550	28,687
Westfield Group 5.70% 20164	16,000	17,286
Westfield Group 7.125% 20184	42,395	48,211
Westfield Group 6.75% 20194	22,295	25,276
WEA Finance LLC 4.625% 20214	19,883	19,786
JPMorgan Chase & Co. 3.40% 2015	15,000	15,479
JPMorgan Chase & Co. 3.15% 2016	7,805	7,836
JPMorgan Chase & Co. 3.45% 2016	27,652	28,315
JPMorgan Chase & Co. 4.35% 2021	8,500	8,547
JPMorgan Chase & Co. 4.625% 2021	5,000	5,150
JPMorgan Chase & Co., Series I, junior subordinated 7.90% (undated)6	78,766	85,098
Goldman Sachs Group, Inc. 3.625% 2016	22,000	21,844
Goldman Sachs Group, Inc. 5.25% 2021	87,000	88,258
Goldman Sachs Group, Inc. 6.25% 2041	5,000	5,212
Wells Fargo & Co. 3.676% 2016	16,500	17,374
Wells Fargo & Co., Series K, junior subordinated 7.98% (undated)6	84,806	91,166
Bank of America Corp., Series L, 3.625% 2016	14,400	13,763
Bank of America Corp. 3.75% 2016	20,220	19,332
Bank of America Corp. 5.75% 2017	12,500	12,477
Bank of America Corp. 5.65% 2018	13,730	13,797
Bank of America Corp. 5.625% 2020	15,635	15,130
Bank of America Corp. 5.00% 2021	3,475	3,279
Bank of America Corp. 5.875% 2021	10,000	9,837
NB Capital Trust IV 8.25% 2027	13,500	12,656
Simon Property Group, LP 6.75% 2014	34,230	38,147
Simon Property Group, LP 4.20% 2015	7,980	8,446
Simon Property Group, LP 5.875% 2017	5,000	5,675
Simon Property Group, LP 6.125% 2018	14,715	16,911
Simon Property Group, LP 4.375% 2021	17,400	18,097
Citigroup Inc. 4.587% 2015	12,810	13,411
Citigroup Inc. 3.953% 2016	12,413	12,738
Citigroup Inc. 6.125% 2018	18,445	20,512
Citigroup Inc. 8.50% 2019	21,520	26,731
Citigroup Inc. 4.50% 2022	5,000	5,040
PNC Funding Corp. 5.40% 2014	10,000	10,993
PNC Funding Corp. 4.25% 2015	6,800	7,349
PNC Funding Corp. 2.70% 2016	24,800	25,162
PNC Funding Corp. 6.70% 2019	3,000	3,603
PNC Preferred Funding Trust I, junior subordinated 6.517% (undated)4,6	8,600	6,600
PNC Preferred Funding Trust III, junior subordinated 8.70% (undated)4,6	14,300	14,740
Morgan Stanley 3.80% 2016	13,500	13,090
Morgan Stanley, Series F, 5.625% 2019	43,000	42,636
Morgan Stanley 5.50% 2021	2,000	1,963
Morgan Stanley, Series F, 5.75% 2021	10,000	9,922
Developers Diversified Realty Corp. 5.375% 2012	15,221	15,403
Developers Diversified Realty Corp. 5.50% 2015	4,194	4,273
Developers Diversified Realty Corp. 9.625% 2016	10,245	11,862
Developers Diversified Realty Corp. 7.50% 2017	15,310	16,609
Developers Diversified Realty Corp. 4.75% 2018	2,750	2,597
Developers Diversified Realty Corp. 7.875% 2020	10,090	10,968
Monumental Global Funding 5.50% 20134	23,915	25,362
Monumental Global Funding III 0.603% 20144,6	14,860	14,441
Monumental Global Funding III 5.25% 20144	19,500	20,667
HBOS PLC 6.75% 20184	39,880	34,796
Lloyds TSB Bank PLC 6.375% 2021	14,000	15,065
HBOS PLC 6.00% 20334	9,285	6,096
Hospitality Properties Trust 6.75% 2013	14,925	15,275
Hospitality Properties Trust 5.125% 2015	3,675	3,755
Hospitality Properties Trust 6.30% 2016	4,050	4,298
Hospitality Properties Trust 6.70% 2018	22,703	24,166
Société Générale 5.75% 20164	29,435	26,866
Société Générale 5.20% 20214	17,500	16,192
Société Générale, junior subordinated 5.922% (undated)4,6	4,705	3,225
AXA SA, Series B, junior subordinated 6.379% (undated)4,6	33,835	25,630
AXA SA, junior subordinated 6.463% (undated)4,6	25,400	18,224
CNA Financial Corp. 5.85% 2014	32,000	33,884
CNA Financial Corp. 6.50% 2016	2,500	2,718
CNA Financial Corp. 7.35% 2019	6,000	6,639
New York Life Global Funding 5.25% 20124	20,000	20,864
New York Life Global Funding 4.65% 20134	4,000	4,211
New York Life Global Funding 2.45% 20164	8,000	8,122
UBS AG 5.875% 2017	20,155	22,126
UBS AG 5.75% 2018	5,360	5,690
UBS AG 4.875% 2020	2,500	2,580
UBS AG 7.75% 20261	2,000	2,313
Prudential Financial, Inc., Series D, 5.15% 2013	9,000	9,403
PRICOA Global Funding I 5.30% 20134	2,500	2,669
Prudential Holdings, LLC, Series C, 8.695% 20234,5	15,000	18,541
Barclays Bank PLC 5.125% 2020	2,675	2,796
Barclays Bank PLC 5.14% 2020	28,525	26,021
Kimco Realty Corp. 6.00% 2012	4,062	4,221
Pan Pacific Retail Properties, Inc. 6.125% 2013	4,545	4,738
Kimco Realty Corp., Series C, 4.82% 2014	3,068	3,215
Kimco Realty Corp., Series C, 5.783% 2016	4,147	4,517
Kimco Realty Corp. 4.30% 2018	12,000	12,088
Capital One Bank 6.50% 2013	13,477	14,340
Capital One Capital III 7.686% 20366	14,338	14,195
Liberty Mutual Group Inc. 5.75% 20144	14,000	14,565
Liberty Mutual Group Inc. 6.70% 20164	10,000	10,938
Liberty Mutual Group Inc. 6.50% 20354	2,695	2,743
Royal Bank of Scotland Group PLC 5.00% 2014	5,400	5,056
Royal Bank of Scotland PLC 4.875% 2015	5,000	5,090
Royal Bank of Scotland Group PLC 4.375% 2016	4,000	4,034
Royal Bank of Scotland PLC 5.625% 2020	650	664
Royal Bank of Scotland PLC 6.125% 2021	12,500	13,261
BNP Paribas 4.80% 20154	2,500	2,411
BNP Paribas 5.00% 2021	12,100	12,224
BNP Paribas, junior subordinated 7.195% (undated)4,6	15,900	13,356
ACE INA Holdings Inc. 5.875% 2014	5,000	5,535
ACE INA Holdings Inc. 2.60% 2015	6,275	6,432
ACE INA Holdings Inc. 5.70% 2017	2,750	3,145
ACE Capital Trust II 9.70% 2030	7,210	9,461
MetLife Global Funding I 5.125% 20134	4,305	4,527
MetLife Global Funding I 5.125% 20144	15,000	16,232
MetLife Global Funding I 2.50% 20154	2,500	2,509
Northern Trust Corp. 4.625% 2014	8,475	9,200
Northern Trust Corp. 5.85% 20174	10,150	11,600
Genworth Global Funding Trust, Series 2007-C, 5.25% 2012	19,000	19,147
ERP Operating LP 6.584% 2015	3,245	3,642
ERP Operating LP 5.125% 2016	4,445	4,847
ERP Operating LP 5.375% 2016	2,750	3,033
ERP Operating LP 5.75% 2017	6,000	6,723
HVB Funding Trust I, junior subordinated 8.741% 20314	14,771	12,648
HVB Funding Trust III, junior subordinated 9.00% 20314	6,394	5,475
QBE Capital Funding II LP 6.797% (undated)4,6	19,900	18,044
UnumProvident Finance Co. PLC 6.85% 20154	1,885	2,086
Unum Group 7.125% 2016	11,020	12,670
Berkshire Hathaway Inc. 2.125% 2013	4,000	4,081
Berkshire Hathaway Inc. 3.20% 2015	5,000	5,299
Berkshire Hathaway Inc. 2.20% 2016	3,000	3,061
Berkshire Hathaway Inc. 3.75% 2021	2,000	2,065
Lazard Group LLC 7.125% 2015	11,250	12,329
Santander Issuances, SA Unipersonal 6.50% 20194,6	12,700	12,196
Standard Chartered PLC 3.85% 20154	7,000	7,147
Standard Chartered PLC 3.20% 20164	5,000	4,947
American Express Co. 6.15% 2017	9,080	10,473
Brandywine Operating Partnership, LP 5.75% 2012	7,505	7,581
Brandywine Operating Partnership, LP 5.40% 2014	2,500	2,596
UDR, Inc., Series A, 5.25% 2015	8,975	9,599
USAA Capital Corp 1.05% 20144	8,500	8,518
Discover Financial Services 6.45% 2017	3,057	3,209
Discover Financial Services 10.25% 2019	4,334	5,224
Intesa Sanpaolo SpA 3.625% 20154	1,065	957
Intesa Sanpaolo SpA 6.50% 20214	8,065	7,475
Chubb Corp., junior subordinated 6.375% 20676	7,500	7,575
NASDAQ OMX Group, Inc. 5.25% 2018	6,800	7,105
BBVA Bancomer SA 4.50% 20164	3,725	3,753
BBVA Bancomer SA 6.50% 20214	1,500	1,507
Principal Life Insurance Co. 6.25% 20124	5,000	5,075
TIAA Global Markets 4.95% 20134	3,225	3,441
Nordea Bank, Series 2, 3.70% 20144	3,000	3,111
HSBC Bank PLC 4.125% 20204	3,017	3,065
Entertainment Properties Trust 7.75% 2020	2,750	2,901
Regions Financial Corp. 6.375% 2012	1,990	1,990
		2,142,409

ENERGY — 1.28%
Gazprom OJSC 5.092% 20154	6,780	7,102
Gazprom OJSC 8.146% 2018	21,850	25,646
Gazprom OJSC, Series 9, 6.51% 2022	61,680	64,918
Gazprom OJSC 7.288% 2037	84,880	91,777
Gazprom OJSC 7.288% 20374	3,810	4,120
Kinder Morgan Energy Partners LP 5.85% 2012	17,907	18,544
Kinder Morgan Energy Partners LP 7.125% 2012	12,500	12,754
Kinder Morgan Energy Partners LP 5.00% 2013	5,985	6,395
Kinder Morgan Energy Partners LP 5.125% 2014	37,210	40,666
Kinder Morgan Energy Partners LP 3.50% 2016	1,308	1,370
Kinder Morgan Energy Partners LP 6.00% 2017	5,375	6,142
Kinder Morgan Energy Partners LP 5.30% 2020	11,250	12,386
Kinder Morgan Energy Partners LP 6.95% 2038	15,000	17,597
Anadarko Petroleum Corp. 5.95% 2016	2,500	2,880
Anadarko Petroleum Corp. 6.375% 2017	8,250	9,734
Anadarko Petroleum Corp. 8.70% 2019	35,850	46,964
Anadarko Petroleum Corp. 6.45% 2036	31,430	36,816
Enbridge Inc. 5.80% 2014	38,000	41,656
Enbridge Inc. 4.90% 2015	11,310	12,339
Enbridge Inc. 5.60% 2017	6,940	7,900
Enbridge Energy Partners, LP 5.35% 2014	3,700	4,057
Enbridge Energy Partners, LP, Series B, 6.50% 2018	25,850	29,874
Enbridge Energy Partners, LP 9.875% 2019	5,000	6,721
Enbridge Energy Partners, LP 5.20% 2020	4,575	5,044
Enbridge Energy Partners, LP 4.20% 2021	5,000	5,265
PTT Exploration & Production Ltd 5.692% 20214	42,980	44,274
Husky Energy Inc. 6.25% 2012	4,345	4,481
Husky Energy Inc. 5.90% 2014	13,290	14,595
Husky Energy Inc. 6.20% 2017	3,585	4,151
Husky Energy Inc. 7.25% 2019	13,250	16,376
Williams Partners L.P. and Williams Partners Finance Corp. 3.80% 2015	27,170	28,534
Williams Partners L.P. 4.125% 2020	5,000	5,158
Williams Partners L.P. and Williams Partners Finance Corp. 5.25% 2020	5,000	5,550
BP Capital Markets PLC 3.125% 2012	34,485	34,770
BP Capital Markets PLC 5.25% 2013	1,665	1,802
Shell International Finance BV 4.00% 2014	9,850	10,657
Shell International Finance BV 3.10% 2015	13,500	14,401
Shell International Finance BV 4.30% 2019	3,000	3,371
Ras Laffan Liquefied Natural Gas III 5.50% 2014	5,000	5,459
Ras Laffan Liquefied Natural Gas III 5.50% 20144	4,800	5,240
Ras Laffan Liquefied Natural Gas III 6.75% 20194	500	594
Ras Laffan Liquefied Natural Gas II 5.298% 20204,5	15,128	16,413
TransCanada PipeLines Ltd. 6.50% 2018	10,000	12,025
TransCanada PipeLines Ltd., junior subordinated 6.35% 20676	15,000	15,326
BG Energy Capital PLC 2.875% 20164	9,785	10,081
BG Energy Capital PLC 4.00% 20214	13,500	13,995
Devon Energy Corp. 5.625% 2014	16,000	17,614
Devon Energy Corp. 4.00% 2021	2,500	2,698
QGOG Atlantic/Alaskan Rigs Ltd. 5.25% 20184,5	19,750	20,096
Pemex Project Funding Master Trust 5.75% 2018	2,750	3,052
Pemex Project Funding Master Trust, Series 13, 6.625% 2035	15,000	16,500
Woodside Finance Ltd. 4.60% 20214	18,750	19,394
Total Capital Canada Ltd. 1.625% 2014	10,000	10,215
Total Capital SA 3.00% 2015	1,750	1,860
Total Capital SA 3.125% 2015	3,025	3,235
Total Capital SA 4.45% 2020	2,000	2,255
StatoilHydro ASA 2.90% 2014	6,205	6,566
StatoilHydro ASA 5.25% 2019	4,750	5,601
Reliance Holdings Ltd. 4.50% 20204	11,000	10,716
Reliance Holdings Ltd. 4.50% 2020	1,000	974
Chevron Corp. 3.95% 2014	3,250	3,500
Chevron Corp. 4.95% 2019	6,000	7,099
Enterprise Products Operating LLC 5.20% 2020	4,500	5,059
Enterprise Products Operating LLC 4.05% 2022	4,500	4,681
Spectra Energy Partners, LP 2.95% 2016	4,875	4,895
Spectra Energy Partners 4.60% 2021	3,970	4,092
Petrobras International Finance Co. 3.875% 2016	2,500	2,586
Petrobras International 5.375% 2021	5,000	5,325
Odebrecht Drilling Norbe VIII/IX Ltd 6.35% 20214,5	3,085	3,255
Apache Corp. 6.00% 2013	995	1,091
		948,279

TELECOMMUNICATION SERVICES — 0.71%
MTS International Funding Ltd. 8.625% 20204	92,595	102,086
MTS International Funding Ltd. 8.625% 2020	10,780	11,885
Verizon Global Funding Corp. 7.375% 2012	5,000	5,269
Verizon Communications Inc. 7.375% 2013	20,000	22,517
Verizon Communications Inc. 2.00% 2016	22,000	22,098
Verizon Communications Inc. 5.50% 2017	20,000	23,067
Verizon Communications Inc. 8.75% 2018	6,000	8,136
Verizon Communications Inc. 3.50% 2021	23,110	23,444
Vodafone Group PLC 5.375% 2015	3,000	3,361
Vodafone Group PLC, Term Loan, 6.875% 20151,5,8,9	53,516	53,784
Vodafone Group PLC 5.75% 2016	6,475	7,528
Vodafone Group PLC 5.625% 2017	23,950	28,207
SBC Communications Inc. 5.875% 2012	7,500	7,800
AT&T Inc. 2.40% 2016	18,050	18,497
AT&T Inc. 2.95% 2016	7,300	7,646
AT&T Inc. 3.875% 2021	8,000	8,376
AT&T Inc. 5.35% 2040	5,850	6,464
América Móvil, SAB de CV 2.375% 2016	9,000	9,087
América Móvil, SAB de CV 5.00% 2020	12,700	14,308
América Móvil, SAB de CV 8.46% 2036	MXN286,500	20,780
Deutsche Telekom International Finance BV 3.125% 20164	$2,500	2,559
Deutsche Telekom International Finance BV 6.75% 2018	15,000	17,966
PCCW-HKT Capital Ltd. 8.00% 20114,6	20,000	20,032
Telecom Italia Capital SA 4.95% 2014	907	894
Telecom Italia Capital SA 6.175% 2014	6,593	6,704
Telecom Italia Capital SA 6.999% 2018	10,000	10,421
Telefónica Emisiones, SAU 6.421% 2016	15,000	16,090
Koninklijke KPN NV 8.375% 2030	11,140	14,404
Singapore Telecommunications Ltd. 6.375% 2011	9,825	9,876
Singapore Telecommunications Ltd. 6.375% 20114	3,490	3,508
American Tower Corp. 7.00% 2017	10,000	11,657
France Télécom 2.75% 2016	3,000	3,071
France Télécom 4.125% 2021	3,000	3,107
		524,629

BONDS & NOTES OF GOVERNMENTS & GOVERNMENT AGENCIES OUTSIDE THE U.S. — 0.70%
United Mexican States Government, Series M30, 10.00% 2036	MXN1,152,700	111,134
German Government, Series 8, 4.75% 2040	€41,760	79,510
Netherlands Government Eurobond 3.75% 2042	48,205	78,289
Australia Government Agency-Guaranteed, National Australia Bank 0.891% 20144,6	$25,000	25,130
Australia Government Agency-Guaranteed, National Australia Bank 3.375% 20144	26,750	27,735
France Government Agency-Guaranteed, Société Finance 2.25% 20124	29,365	29,651
France Government Agency-Guaranteed, Société Finance 3.375% 20144	10,000	10,557
New Zealand Government Agency-Guaranteed, Westpac Securities Co. 2.50% 20124	10,000	10,130
New Zealand Government Agency-Guaranteed, Westpac Securities Co. 3.45% 20144	14,350	15,364
Hungarian Government 6.25% 2020	13,610	13,202
Hungarian Government, Series 20A, 7.50% 2020	HUF2,118,970	9,550
Australia Government Agency-Guaranteed, Commonwealth Bank of Australia 0.858% 20144,6	$20,000	20,217
Russian Federation 7.50% 20305	16,700	19,831
United Kingdom Government Agency-Guaranteed, Lloyds TSB Bank PLC 2.80% 20124	15,000	15,145
Denmark Government Agency-Guaranteed, Danske Bank 0.658% 20124,6	15,000	15,015
Polish Government, Series 1021, 5.75% 2021	PLN25,000	7,891
Polish Government 5.00% 2022	$5,000	4,944
Corporación Andina de Fomento 6.875% 2012	10,000	10,238
Denmark Government Agency-Guaranteed, Danish Finance Co. 2.45% 20124	9,375	9,492
Croatian Government 6.75% 2019	2,750	2,779
Brazil (Federal Republic of) Global 4.875% 2021	2,000	2,219
Bermudan Government 5.603% 2020	2,000	2,207
		520,230

CONSUMER DISCRETIONARY — 0.69%
Staples, Inc. 9.75% 2014	72,826	84,095
Time Warner Inc. 5.875% 2016	50,600	58,744
Time Warner Companies, Inc. 7.25% 2017	2,500	3,062
Time Warner Inc. 4.75% 2021	5,250	5,728
Time Warner Cable Inc. 6.20% 2013	5,700	6,166
Time Warner Cable Inc. 7.50% 2014	17,775	20,197
Time Warner Cable Inc. 8.25% 2014	2,000	2,284
Time Warner Cable Inc. 8.75% 2019	8,175	10,673
Time Warner Cable Inc. 5.00% 2020	10,000	11,036
Time Warner Cable Inc. 4.00% 2021	5,800	5,972
NBCUniversal Media, LLC 2.10% 2014	28,250	28,765
NBCUniversal Media, LLC 5.15% 2020	6,000	6,774
NBCUniversal Media, LLC 4.375% 2021	10,500	11,223
Comcast Corp. 5.85% 2015	10,000	11,449
Comcast Corp. 6.30% 2017	11,375	13,477
Comcast Corp. 6.45% 2037	3,000	3,625
Comcast Corp. 6.40% 2038	11,810	14,221
Comcast Corp. 6.40% 2040	3,000	3,732
News America Holdings Inc. 9.25% 2013	5,200	5,660
News America Holdings Inc. 8.00% 2016	2,000	2,396
News America Inc. 4.50% 2021	11,500	12,070
News America Inc. 6.65% 2037	9,600	11,189
News America Inc. 6.15% 2041	3,875	4,373
Target Corp. 6.00% 2018	24,000	29,166
DaimlerChrysler North America Holding Corp. 7.30% 2012	4,145	4,198
Daimler Finance NA LLC 1.95% 20144	10,000	9,954
Daimler Finance NA LLC 3.00% 20164	13,000	13,120
Macy’s Retail Holdings, Inc. 8.125% 20156	8,000	9,286
Federated Department Stores, Inc. 7.00% 2028	5,000	5,513
Cox Communications, Inc. 7.125% 2012	7,335	7,735
Cox Communications, Inc. 4.625% 2013	5,495	5,795
Cox Communications, Inc. 5.45% 2014	880	982
Marriott International, Inc., Series I, 6.375% 2017	11,250	12,913
Johnson Controls, Inc. 1.75% 2014	12,500	12,615
Home Depot, Inc. 4.40% 2021	10,000	10,986
Walt Disney Co. 4.70% 2012	10,000	10,468
J.C. Penney Co., Inc. 7.65% 2016	4,550	4,857
J.C. Penney Co., Inc. 5.75% 2018	3,000	2,944
J.C. Penney Co., Inc. 5.65% 2020	2,000	1,895
Thomson Reuters Corp. 6.50% 2018	7,500	9,017
Nordstrom, Inc. 6.75% 2014	6,800	7,667
Marks and Spencer Group PLC 6.25% 20174	6,729	7,270
Banque PSA Finance 5.75% 20214	5,000	4,636
Volkswagen International Finance NV 2.875% 20164	1,500	1,518
Volkswagen International Finance NV 4.00% 20204	1,500	1,532
Hyundai Capital America 3.75% 20164	1,250	1,244
		512,222

HEALTH CARE — 0.61%
Roche Holdings Inc. 5.00% 20144	18,987	20,808
Roche Holdings Inc. 6.00% 20194	40,000	48,934
Schering-Plough Corp. 6.00% 2017	47,500	57,744
Pfizer Inc 6.20% 2019	35,000	44,041
Biogen Idec Inc. 6.00% 2013	40,000	42,450
Biogen Idec Inc. 6.875% 2018	1,000	1,218
UnitedHealth Group Inc. 5.50% 2012	4,121	4,314
UnitedHealth Group Inc. 4.875% 2013	10,000	10,502
UnitedHealth Group Inc. 6.00% 2017	2,050	2,372
UnitedHealth Group Inc. 3.875% 2020	2,900	3,070
UnitedHealth Group Inc. 4.70% 2021	15,225	17,112
Express Scripts Inc. 5.25% 2012	11,485	11,775
Express Scripts Inc. 6.25% 2014	13,837	15,319
Express Scripts Inc. 3.125% 2016	7,406	7,592
Novartis Securities Investment Ltd. 5.125% 2019	26,000	30,682
WellPoint, Inc. 5.875% 2017	25,000	28,890
Cardinal Health, Inc. 5.50% 2013	15,815	16,919
Cardinal Health, Inc. 4.00% 2015	4,410	4,739
Cardinal Health, Inc. 5.80% 2016	5,000	5,760
AstraZeneca PLC 5.40% 2012	18,000	18,733
Boston Scientific Corp. 6.00% 2020	15,900	17,833
Sanofi 0.673% 20146	10,000	10,010
Sanofi 1.20% 2014	7,500	7,585
McKesson Corp. 3.25% 2016	5,100	5,416
McKesson Corp. 4.75% 2021	2,500	2,885
Johnson & Johnson 0.376% 20146	7,500	7,518
Amgen Inc. 2.30% 2016	5,000	5,145
DENTSPLY International Inc. 1.803% 20136	5,000	5,036
		454,402

CONSUMER STAPLES — 0.52%
Altria Group, Inc. 9.70% 2018	36,495	49,226
Altria Group, Inc. 9.25% 2019	11,350	15,147
Altria Group, Inc. 4.75% 2021	11,500	12,452
Anheuser-Busch InBev NV 2.50% 2013	4,000	4,096
Anheuser-Busch InBev NV 0.761% 20146	12,490	12,466
Anheuser-Busch InBev NV 1.50% 2014	3,500	3,553
Anheuser-Busch InBev NV 3.625% 2015	5,000	5,406
Anheuser-Busch InBev NV 4.125% 2015	20,000	21,827
Anheuser-Busch InBev NV 6.875% 2019	16,000	20,503
Anheuser-Busch InBev NV 5.375% 2020	7,000	8,324
Kroger Co. 6.75% 2012	1,000	1,026
Kroger Co. 5.00% 2013	2,500	2,620
Kroger Co. 6.40% 2017	31,300	37,210
Delhaize Group 5.875% 2014	10,107	11,082
Delhaize Group 6.50% 2017	19,210	22,557
Wal-Mart Stores, Inc. 4.25% 2013	6,000	6,322
Wal-Mart Stores, Inc., Series 1994-A2, 8.85% 20155	12,129	13,451
Wal-Mart Stores, Inc. 5.80% 2018	11,095	13,529
PepsiCo, Inc. 3.10% 2015	5,000	5,324
PepsiCo, Inc. 2.50% 2016	25,000	26,048
Safeway Inc. 5.00% 2019	10,000	10,950
Safeway Inc. 3.95% 2020	15,505	15,841
Coca-Cola Co. 1.50% 2015	8,825	8,927
Coca-Cola Co. 1.80% 20164	9,000	9,086
Coca-Cola Co. 3.15% 2020	6,000	6,284
General Mills, Inc. 0.64% 20146	20,000	19,934
Tesco PLC 5.50% 20174	9,058	10,404
Pernod Ricard SA 4.45% 20224	5,500	5,692
Lorillard Tobacco Co. 3.50% 2016	5,000	5,031
Kraft Foods Inc. 2.625% 2013	2,555	2,609
		386,927

INDUSTRIALS — 0.50%
General Electric Capital Corp. 3.35% 2016	21,000	21,633
General Electric Co. 5.25% 2017	9,095	10,392
General Electric Capital Corp., Series A, 5.625% 2018	10,000	11,097
General Electric Capital Corp., Series A, 6.00% 2019	5,714	6,519
General Electric Capital Corp. 4.375% 2020	15,000	15,338
General Electric Capital Corp. 4.65% 2021	7,000	7,249
Continental Airlines, Inc., Series 1998-1, Class A, 6.648% 20195	6,860	6,980
Continental Airlines, Inc., Series 1997-4, Class A, 6.90% 20195	4,033	4,134
Continental Airlines, Inc., Series 2001-1, Class A-1, 6.703% 20225	7,234	7,523
Continental Airlines, Inc., Series 2000-2, Class A-1, 7.707% 20225	12,390	12,994
Continental Airlines, Inc., Series 2000-1, Class A-1, 8.048% 20225	11,533	12,182
Burlington Northern Santa Fe LLC 7.00% 2014	22,715	25,718
Burlington Northern Santa Fe LLC 5.65% 2017	2,500	2,883
Burlington Northern Santa Fe LLC 3.45% 2021	2,500	2,560
BNSF Funding Trust I 6.613% 20556	6,700	6,825
Canadian National Railway Co. 4.40% 2013	500	524
Canadian National Railway Co. 4.95% 2014	4,175	4,556
Canadian National Railway Co. 5.55% 2018	26,000	30,909
Koninklijke Philips Electronics NV 4.625% 2013	25,950	27,257
Union Pacific Corp. 6.50% 2012	2,000	2,049
Union Pacific Corp. 5.125% 2014	11,495	12,514
Union Pacific Corp. 4.163% 2022	9,865	10,496
Atlas Copco AB 5.60% 20174	17,290	19,615
Danaher Corp. 1.30% 2014	9,500	9,617
Danaher Corp. 2.30% 2016	5,895	6,035
Danaher Corp. 3.90% 2021	3,000	3,248
Volvo Treasury AB 5.95% 20154	16,950	18,355
Norfolk Southern Corp. 5.75% 2016	15,180	17,412
Hutchison Whampoa International Ltd. 6.50% 20134	11,800	12,501
United Technologies Corp. 4.50% 2020	8,855	9,868
Lockheed Martin Corp. 2.125% 2016	6,000	6,075
Lockheed Martin Corp. 3.35% 2021	2,500	2,534
Waste Management, Inc. 5.00% 2014	890	967
Waste Management, Inc. 2.60% 2016	6,100	6,209
Republic Services, Inc. 3.80% 2018	6,500	6,823
Odebrecht Finance Ltd 7.00% 2020	2,900	3,132
Odebrecht Finance Ltd 6.00% 20234	1,700	1,724
Raytheon Co. 6.75% 2018	2,420	2,925
BAE Systems Holdings Inc. 4.95% 20144	1,375	1,461
Caterpillar Financial Services Corp., Series F, 4.85% 2012	1,290	1,351
		372,184

UTILITIES — 0.45%
Nevada Power Co., General and Refunding Mortgage Notes, Series I, 6.50% 2012	12,325	12,627
Sierra Pacific Power Co., General and Refunding Mortgage Notes, Series Q, 5.45% 2013	7,175	7,664
Nevada Power Co., General and Refunding Mortgage Notes, Series M, 5.95% 2016	3,339	3,872
Nevada Power Co., General and Refunding Mortgage Notes, Series S, 6.50% 2018	16,975	20,463
CenterPoint Energy Houston Electric, LLC, General Mortgage Bonds, Series U, 7.00% 2014	7,600	8,604
Centerpoint Energy, Inc., Series B, 6.85% 2015	4,000	4,569
CenterPoint Energy Resources Corp. 4.50% 2021	29,496	31,181
Consumers Energy Co., First Mortgage Bonds, Series P, 5.50% 2016	696	796
Consumers Energy Co., First Mortgage Bonds, 5.15% 2017	6,835	7,742
Consumers Energy Co., First Mortgage Bonds, 6.125% 2019	24,425	29,689
Consumers Energy Co., First Mortgage Bonds, 6.70% 2019	4,000	5,075
Teco Finance, Inc. 6.75% 2015	28,389	32,041
Teco Finance, Inc. 4.00% 2016	640	675
Teco Finance, Inc. 5.15% 2020	1,700	1,868
Pennsylvania Electric Co. 6.05% 2017	3,000	3,424
Cleveland Electric Illuminating Co. 8.875% 2018	21,700	29,142
National Grid PLC 6.30% 2016	20,725	23,890
Scottish Power PLC 5.375% 2015	20,000	21,274
Pacific Gas and Electric Co. 6.25% 2013	18,000	19,829
MidAmerican Energy Co. 5.95% 2017	14,000	16,627
Public Service Co. of Colorado, First Collateral Trust Bonds, Series No. 12, 4.875% 2013	5,000	5,263
Public Service Co. of Colorado 5.80% 2018	4,850	5,841
Public Service Co. of Colorado 5.125% 2019	4,350	5,082
Allegheny Energy Supply Co., LLC 8.25% 20124	10,920	11,248
PSEG Power LLC 2.75% 2016	6,520	6,577
Ohio Power Co., Series M, 5.375% 2021	3,834	4,408
Commonwealth Edison Co., First Mortgage Bonds, Series 105, 5.40% 2011	4,000	4,022
Wisconsin Electric Power Co. 2.95% 2021	3,610	3,669
Electricité de France SA 4.60% 20204	2,500	2,675
Duke Energy Corp. 3.55% 2021	1,750	1,808
		331,645

ASSET-BACKED OBLIGATIONS5 — 0.37%
AmeriCredit Automobile Receivables Trust, Series 2007-C-M, Class A-4-A, MBIA insured, 5.55% 2014	30,154	30,572
AmeriCredit Automobile Receivables Trust, Series 2007-D-F, Class A-4-A, FSA insured, 5.56% 2014	13,074	13,402
PG&E Energy Recovery Funding LLC, Series 2005-2, Class A-2, 5.03% 2014	4,774	4,825
PG&E Energy Recovery Funding LLC, Series 2005-2, Class A-3, 5.12% 2014	20,095	20,793
Mercedes-Benz Auto Lease Trust, Series 2011-1A, Class A3, 1.18% 20134	20,000	20,085
Chase Issuance Trust, Series 2007-A9, Class A, 0.273% 20146	20,000	19,989
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2009-2A, Class A-2, 5.29% 20164	17,500	19,058
AEP Texas Central Transitioning Funding II LLC, Secured Transition Bonds, Series A, Class A-3, 5.09% 2017	16,970	18,759
CWHEQ Revolving Home Equity Loan Trust, Series 2006-F, Class 2-A-1A, 0.383% 20366	16,408	11,698
CWHEQ Revolving Home Equity Loan Trust, Series 2006-I, Class 2-A, FSA insured, 0.383% 20376	5,727	4,210
CPS Auto Receivables Trust, Series 2006-B, Class A-4, MBIA insured, 5.81% 20124	2,355	2,357
CPS Auto Receivables Trust, Series 2007-A, Class A-4, MBIA insured, 5.05% 20134	4,873	4,878
CPS Auto Receivables Trust, Series 2006-D, Class A-4, FSA insured, 5.115% 20134	3,855	3,860
CPS Auto Receivables Trust, Series 2007-TFC, Class A-2, XLCA insured, 5.25% 20134	2,698	2,701
CenterPoint Energy Transition Bond Co. III, LLC, Series 2008, Class A-1, 4.192% 2020	12,223	13,265
CWABS, Inc., Series 2004-15, Class AF-6, 4.613% 2035	11,638	10,924
Citibank Credit Card Issuance Trust, Series 2008, Class C6, 6.30% 2014	9,600	9,892
PE Environmental Funding LLC, Series 2007-A, Class A-1, 4.982% 2016	8,918	9,387
Ford Credit Auto Owner Trust, Series 2008-A, Class A-4, 4.37% 2012	8,016	8,044
IndyMac Home Equity Mortgage Loan Asset-backed Trust, Series 2007-H1, Class A-1, FSA insured, 0.405% 20376	9,835	7,412
CarMax Auto Owner Trust, Series 2007-3, Class B, 6.12% 2013	7,000	7,010
Nissan Auto Receivables Owner Trust, Series 2008-A, Class A-4, 4.28% 2014	6,629	6,670
FPL Recovery Funding LLC, Series 2007-A, Class A-2, 5.044% 2015	6,297	6,565
Honda Auto Receivables Owner Trust, Series 2011-1, Class A-4, 1.80% 2017	6,000	6,128
RAMP Trust, Series 2004-RS12, Class A-I-6, 4.547% 2034	5,447	5,077
Vanderbilt Mortgage and Finance, Inc., Series 2000-D, Class A-4, 7.715% 2027	1,269	1,324
Vanderbilt Mortgage and Finance, Inc., Series 2001-A, Class B-2, 9.14% 2031	2,522	2,180
GE SeaCo Finance SRL, Series 2004-1, Class A, AMBAC insured, 0.543% 20194,6	2,087	2,033
Impac CMB Grantor Trust, Series 2004-6, Class 1-A-1, 1.045% 20346	1,188	864
Impac CMB Grantor Trust, Series 2004-6, Class M-2, 1.145% 20346	929	505
Conseco Finance Securitizations Corp., Series 2002-2, Class A-2, 6.03% 2033	1,094	1,145
RSB BondCo LLC, Series A, Class A-1, 5.47% 2014	585	603
		276,215

MATERIALS — 0.34%
Dow Chemical Co. 7.60% 2014	60,200	68,381
Dow Chemical Co. 5.70% 2018	1,400	1,565
POSCO 4.25% 20204	56,300	56,096
Rio Tinto Finance (USA) Ltd. 8.95% 2014	4,250	5,040
Rio Tinto Finance (USA) Ltd. 2.50% 2016	10,500	10,821
Rio Tinto Finance (USA) Ltd. 9.00% 2019	12,420	17,028
Rio Tinto Finance (USA) Ltd. 3.75% 2021	1,500	1,567
ArcelorMittal 5.375% 2013	9,500	9,908
ArcelorMittal 3.75% 2016	4,825	4,763
ArcelorMittal 9.85% 2019	1,750	2,084
ArcelorMittal 5.25% 2020	6,500	6,340
ArcelorMittal 5.50% 2021	9,000	8,738
International Paper Co. 7.95% 2018	12,200	14,694
International Paper Co. 7.50% 2021	2,250	2,747
Cliffs Natural Resources Inc. 4.875% 2021	12,500	12,580
Teck Resources Ltd. 3.15% 2017	3,950	4,021
Teck Resources Ltd. 4.75% 2022	2,000	2,140
Teck Resources Ltd. 6.25% 2041	5,000	5,830
E.I. du Pont de Nemours and Co. 5.00% 2013	404	425
E.I. du Pont de Nemours and Co. 0.778% 20146	2,500	2,514
E.I. du Pont de Nemours and Co. 5.25% 2016	1,500	1,759
Arbermarle Corp. 5.10% 2015	3,500	3,784
ICI Wilmington, Inc. 5.625% 2013	3,500	3,758
Georgia-Pacific Corp. 5.40% 20204	2,500	2,800
Yara International ASA 7.875% 20194	2,225	2,759
Airgas, Inc. 7.125% 2018	1,800	1,946
Praxair, Inc. 4.375% 2014	1,000	1,079
Potash Corp. of Saskatchewan Inc. 5.875% 2036	350	428
		255,595

INFORMATION TECHNOLOGY — 0.19%
National Semiconductor Corp. 6.15% 2012	26,305	27,197
National Semiconductor Corp. 6.60% 2017	10,000	12,191
Electronic Data Systems Corp., Series B, 6.00% 20136	10,000	10,794
Hewlett-Packard Co. 0.719% 20146	12,000	11,813
Hewlett-Packard Co. 1.55% 2014	7,000	7,027
Hewlett-Packard Co. 4.30% 2021	1,350	1,414
Cisco Systems, Inc. 0.593% 20146	20,000	19,988
Cisco Systems, Inc. 4.45% 2020	9,000	10,173
International Business Machines Corp. 1.95% 2016	18,225	18,718
International Business Machines Corp. 2.00% 2016	5,000	5,130
International Business Machines Corp. 5.70% 2017	3,000	3,647
Google Inc. 1.25% 2014	7,500	7,618
Xerox Corp. 6.40% 2016	1,456	1,637
Xerox Corp. 6.75% 2017	280	324
		137,671

MUNICIPALS — 0.02%
State of Illinois, General Obligation Bonds, Taxable Build America Bonds, Series 2010-3, 5.727% 2020	10,000	10,452
State of South Dakota, Educational Enhancement Funding Corp., Tobacco Settlement Asset-backed Bonds,
Series 2002-A, Class A, 6.72% 2025	5,400	5,002
		15,454

Total bonds & notes (cost: $16,980,385,000)		17,715,411

Short-term securities — 6.99%

Freddie Mac 0.09%–0.21% due 11/7/2011–8/14/2012	1,715,503	1,714,864
Fannie Mae 0.10%–0.21% due 11/16/2011–9/10/2012	1,284,775	1,284,085
Federal Home Loan Bank 0.10%–0.33% due 12/5/2011–8/22/2012	725,385	725,025
Coca-Cola Co. 0.07%–0.18% due 11/3–11/21/20114	312,960	312,949
Jupiter Securitization Co., LLC 0.10%–0.18% due 11/3–12/8/20114	211,500	211,481
Wal-Mart Stores, Inc. 0.06%–0.08% due 11/7–12/5/20114	141,500	141,496
CAFCO, LLC 0.27% due 12/2/2011	75,000	74,991
Ciesco LLC 0.15%–0.27% due 11/30–12/2/2011	58,950	58,943
Straight-A Funding LLC 0.19% due 1/6–1/24/20124	133,732	133,695
eBay Inc. 0.10%–0.14% due 12/7–12/13/20114	95,160	95,130
Federal Farm Credit Banks 0.08%–0.32% due 12/27/2011–3/23/2012	85,700	85,686
Texas Instruments Inc. 0.15% due 11/14/20114	76,600	76,592
NetJets Inc. 0.11% due 11/4/20114	65,000	64,999
Walt Disney Co. 0.05%–0.11% due 11/16–11/17/20114	64,900	64,897
Variable Funding Capital Company LLC 0.17% due 11/2/20114	60,000	59,999
U.S. Treasury Bills 0.097%–0.256% due 11/17/2011–5/3/2012	51,900	51,893
National Rural Utilities Cooperative Finance Corp. 0.10% due 11/28/2011	23,300	23,298
Merck & Co. Inc. 0.06% due 11/7/20114	10,000	10,000

Total short-term securities (cost: $5,189,055,000)		5,190,023

Total investment securities (cost: $71,695,633,000)		75,070,809
Other assets less liabilities		(767,288)

Net assets		$74,303,521

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

1Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,” was $24,784,105,000, which represented 33.36% of the net assets of the fund. This amount includes $24,557,363,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

2Security did not produce income during the last 12 months.
3Represents an affiliated company as defined under the Investment Company Act of 1940.

4Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $3,016,705,000, which represented 4.06% of the net assets of the fund.

5Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
6Coupon rate may change periodically.
7Index-linked bond whose principal amount moves with a government price index.
8Payment in kind; the issuer has the option of paying additional securities in lieu of cash.

9Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $53,784,000, which represented .07% of the net assets of the fund.

Key to abbreviations and symbols

ADR = American Depositary Receipts
CAD = Canadian dollars
€ = Euros
£ = British pounds
HUF = Hungarian forints
MXN = Mexican pesos
PLN = Polish zloty

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

MFGEFP-912-1211O-S29417

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Capital Income Builder

We have audited, in accordance with standards of the Public Company Accounting Oversight Board (United States), the financial statements of Capital Income Builder (the “Fund”) as of October 31, 2011, and for the year then ended and have issued our unqualified report thereon dated December 8, 2011 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR).  Our audit included an audit of the Fund’s investment portfolio (the “Portfolio”) as of October 31, 2011 appearing in Item 6 of this Form N-CSR.  The Portfolio is the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Portfolio based on our audit.

In our opinion, the Portfolio referred to above, when read in conjunction with the financial statements of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

PricewaterhouseCoopers LLP
Los Angeles, California
December 8, 2011

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CAPITAL INCOME BUILDER

By /s/ James B. Lovelace
James B. Lovelace, Vice Chairman and Principal Executive Officer

Date: December 30, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ James B. Lovelace
James B. Lovelace, Vice Chairman and Principal Executive Officer

Date: December 30, 2011

By /s/ Neal F. Wellons
Neal F. Wellons, Treasurer and Principal Financial Officer

Date: December 30, 2011